Exhibit 10.2

AMENDED AND RESTATED
PREFERRED VENDOR AGREEMENT
BY AND AMONG
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
and
UNITED STATES PHARMACEUTICAL GROUP, LLC and
NATIONSHEALTH, INC.
as of

May 26, 2006

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This AMENDED AND RESTATED PREFERRED VENDOR AGREEMENT (this “Agreement”), dated as of May 26, 2006 (the “Effective Date”), is made and entered into by and between Connecticut General Life Insurance Company, a Connecticut corporation, (“CIGNA”), and UNITED STATES PHARMACEUTICAL GROUP, LLC, a Delaware limited liability company, (“USPG”) and NATIONSHEALTH, INC., a Delaware corporation and the indirect owner of all of the membership interest of USPG (“NationsHealth”).
WHEREAS, the Medicare Prescription Drug Benefit program was established by Section 101 of the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (the “MMA”) and is codified in Sections 1860D-1 through 1860D-41 of the Social Security Act (the “Act”) and created a new Part D, known as the Voluntary Prescription Drug Benefit Program (hereinafter referred to as “Part D”);
WHEREAS, CIGNA submitted an application to the Centers for Medicare and Medicaid Services (“CMS”) under Part D to become a Prescription Drug Plan (“PDP”) sponsor in each of the thirty-four Part D regions designated by CMS;
WHEREAS, CIGNA, USPG and NationsHealth entered into this Agreement (then known as a Strategic Agreement) on May 4, 2005, as amended by the parties on October 4, 2005, and February 20, 2006;
WHEREAS the parties now desire to amend and restate this Agreement in its entirety as described herein;
NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
SERVICES AND OBLIGATIONS OF USPG
SECTION 1.01 General Responsibilities. USPG shall provide to CIGNA the services (collectively, the “Services”) set forth in this Article I. The Services shall consist of the activities enumerated in Section 1.02 for all CMS contract years, the activities enumerated in Sections 1.03 through 1.06 for the 2006 CMS contract year, and those enumerated in Section 1.07 for subsequent CMS contract years. The Parties agree that the Services as described in Exhibits 1.03, 1.04, 1.05 and 1.06 were agreed to at the beginning of Part D. From that time through the Effective Date, the Parties’ actual experience with Part D has added clarity regarding the requirements for the performance of the Services, or which Party should take responsibility for the performance of specific Services. As a result, from time to time the Parties have mutually agreed to adopt certain adjustments to the Services and the standards pertaining thereto that may differ from those described in Exhibits 1.03, 1.04, 1.05 and 1.06. The Parties hereby agree that these mutually agreed upon adjustments will continue in effect for the remainder of the 2006 CMS contract year. Thereafter, the Services, and the standards pertaining thereto, will be governed by Exhibits 1.07 and 5.04. The Services shall be performed, at a minimum, consistent with the timeliness, accuracy and quality standards set forth in CMS instructions and guidelines, provided, however, that the Parties may agree to standards in addition, or in excess of, those established by CMS.

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SECTION 1.02 Part D Capabilities. USPG will develop the systems and infrastructure required to perform the Services in conformance with CMS regulations and guidance, as described in Exhibit 1.02.
SECTION 1.03 Marketing and Beneficiary Communication. USPG will provide marketing and beneficiary communication services in conformance with CMS regulations and guidance, as described in Exhibit 1.03 and consistent with the standards of performance described therein.
SECTION 1.04 Enrollment Billing and Premium Collection. USPG will provide Enrollee billing and collection services, including, but not limited to, Enrollee-specific premium billing, and collection information in support of financial reporting and reconciliation processes, all in conformance with CMS regulations and guidance, as described in Exhibit 1.04 and consistent with the standards of performance described therein.
SECTION 1.05 Enrollment and Eligibility. USPG will provide Enrollee management entry point and servicing in conformance with CMS regulations and guidance, as described in Exhibit 1.05 and consistent with the standards of performance described therein. USPG will also provide disenrollment management in conformance with CMS regulations and guidance, as described in Exhibit 1.05 and consistent with the standards of performance described therein.
SECTION 1.06 Enrollee Inquiries and Grievance Processing. USPG will be responsible for Enrollee inquiries and grievance processing in conformance with CMS regulations and guidance, as described in Exhibit 1.06 and consistent with the standards of performance described therein.
SECTION 1.07 Services Related to the 2007 and Subsequent CMS Contract Years. USPG will make available the services as described in Exhibit 1.07 and consistent with the standards of performance described therein and in conformance with CMS regulations and guidance as described in Exhibit 1.07.
SECTION 1.08 Services Expense Authorization. In connection with any expenditure for the NationsHealth CIGNA-Funded Interim Service Expenses as defined in Exhibit 3.01 the Parties shall issue a joint Purchase Order in the form attached Exhibit 1.08. Any payment obligations incurred by a Party pursuant to the issuance of a Joint Purchase Order shall survive the termination of this Agreement for any reason and shall remain an obligation of such Party to be allocated between the Parties in accordance with the terms of Exhibit 3.01, Interim Compensation.
SECTION 1.09 NationsHealth Develpomental Costs. NationsHealth and/or USPG will fund the NationsHealth Developmental Costs described in Exhibit 1.09.

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ARTICLE II
REPRESENTATIONS AND WARRANTIES OF CIGNA
     SECTION 2.01 CIGNA hereby represents and warrants to USPG and NationsHealth as follows:
(a) Corporate Status; Authorizations. CIGNA is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Connecticut. CIGNA has the corporate power and authority, and all licenses, permits or other authorizations required for CIGNA to carry on its business as now conducted and as contemplated by this Agreement, except where the failure to possess any such authority, authorization, licenses, permits or other authorizations would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement by CIGNA have been duly authorized by all necessary corporate action of CIGNA and this Agreement constitutes the valid and binding obligations of CIGNA enforceable against it in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
(b) Part D Qualification. CIGNA is a risk bearing entity licensed to provide health insurance benefits in each of the fifty states and the District of Columbia; has, or will develop, a pharmacy network that meets, or will meet, CMS access standards for a PDP sponsor; and otherwise qualifies for one or more Part D contracts.
(c) Part D Contract Requirements. CIGNA will comply with all of the requirements imposed by any Part D Contract it executes with CMS, provided, however, that CIGNA’s failure to comply with any Part D Contract requirements will not be grounds for termination of this Agreement unless CMS terminates the Part D Contract based on CIGNA’s failure to comply.
(d) State Licensure. CIGNA will continuously maintain all appropriate state insurance licenses, permits, or qualifications for the provision of its services to Enrollees under the PDP.
SECTION 2.02 Developmental Costs. CIGNA will develop the systems and infrastructure described in Exhibit 2.02.
ARTICLE III
COMPENSATION
SECTION 3.01 Determination of Compensation Through December 31, 2006. The compensation to USPG for its Services as described in this Agreement shall be determined as described in Exhibit 3.01, Interim Compensation, for the period through December 31, 2006.
SECTION 3.02 Determination of Compensation for Services Related to the 2007 and Subsequent Plan Years. The compensation to USPG for its Services as described in this

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Agreement shall be determined as described in Exhibit 1.07 for the CMS contract years beginning January 1, 2007, January 1, 2008, and January 1, 2009.
SECTION 3.03 Acceptance of Preferred Vendor Status. CIGNA has designated USPG as a Preferred Vendor in connection with the provision of the Services.
SECTION 3.04 Triggers for, Payment of, and Computation of Preferred Vendor Fee.
(a) Triggers for Preferred Vendor Fee. USPG shall be entitled to a Preferred Vendor Fee with respect to the applicable CMS contract years in the event of the following conditions:
(i)	in the 2007 CMS contract year, if CIGNA directs that USPG provide the Services to less than ***;
(ii)	in the 2008 CMS contract year, if CIGNA directs that USPG provide the Services to less than *** and the *** to is less than ***; and,
(iii)	in the 2009 CMS contract year, if CIGNA directs that USPG provide the Services to less than *** and the *** of *** to is less than ***.
(b) Payment of Preferred Vendor Fee. Within forty-five (45) days of the end of each calendar quarter, CIGNA will calculate whether USPG has earned an interim Preferred Vendor Fee for that quarter based on (A) the existence of conditions (i) or (ii) or (iii), above, and (B) the excess, if any, of the year-to-date *** of *** for the applicable contract year over the *** actually ***. If earned by USPG, CIGNA shall pay the interim Preferred Vendor Fee to USPG before the last day of such forty-five (45) day period. Within forty-five (45) days of the end of each CMS contract year, CIGNA shall reconcile all interim Preferred Vendor Fees paid during the year against the total Preferred Vendor Fee actually due and owing, if any, for such year based on the formula set forth in this Section 3.04. USPG or CIGNA, as the case may be, shall pay to the other any amount owing to the other as determined by such reconciliation within ten (10) days of the last day of such forty-five (45) day period.
(c) Computation of Preferred Vendor Fee. The Preferred Vendor Fee shall be equal to *** multiplied by the excess, if any, of the following respective *** over the *** of *** actually *** in accordance with this Agreement during the applicable CMS contract year:
(i)	for the 2007 CMS contract year, ***;

(ii)	for the 2008 CMS contract year *** or all of the ***;
(iii)	for the 2009 CMS contract year, *** or all of the ***.

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ARTICLE IV
ADDITIONAL AGREEMENTS
     SECTION 4.01 Legal and Regulatory Compliance.
(a) Each Party shall carry out its duties and obligations under this Agreement in material compliance with all applicable Laws. USPG shall provide Services under this Agreement to Enrollees in accordance with the terms and conditions of this Agreement and in a manner consistent with the requirements of the Medicare statutes, regulations, CMS guidance and CIGNA policies, including but not limited to CIGNA’s CMS-required compliance programs with respect to Medicare Part D, as amended from time to time, and training thereon, provided, however, that such policies and compliance programs, as amended, shall have been furnished in writing to USPG which shall have a reasonable period of time for their implementation. With respect to CIGNA policies other than CIGNA’s CMS-required compliance program, CIGNA shall not require compliance by NationsHealth in excess of that required from CIGNA’s other Part D subcontractors. USPG shall maintain all applicable licenses required to carry out its business activities and shall further comply with CIGNA policies and procedures and all applicable laws and regulations to ensure that its Services are provided in a culturally competent manner to Enrollees, including those with limited English proficiency or reading skills, diverse cultural and ethnic backgrounds, and physical or mental disabilities.
(b) USPG, in its status as a first tier Part D contracting entity, shall cooperate in CIGNA’s implementation of CMS’ Prescription Drug Benefit Manual Chapter 9—Part D Program to Control Fraud, Waste and Abuse (“Chapter 9”). USPG shall promptly investigate any suspected incidents of fraud, waste and abuse and cooperate fully with any CMS, Medicare Integrity Contractor, or law enforcement investigations thereof to the extent applicable to USPG’s responsibilities under this Agreement. USPG shall further cause any Part D downstream entities or related entities, as such entities are defined in Chapter 9, to cooperate in CIGNA’s implementation of Chapter 9. The Parties agree to work together to determine Chapter 9’s applicability to USPG.
(c) In the event that USPG is required by regulatory authorities to obtain additional licenses necessary to permit it to perform the Services, or USPG determines that it is required to obtain such licenses, or in the event that CIGNA concludes in good faith after reasonable investigation that USPG is required to obtain such licenses, and USPG does not possess such licenses, then USPG shall have a period of ninety (90) days within which to file applications for such licenses. If, after one hundred twenty (120) days from the last day of such ninety (90) day period USPG does not possess at least *** of such licenses, then CIGNA shall be entitled to terminate this Agreement For Cause pursuant to Section 5.04(a), ***, that in such instance the notice requirement and cure period contained in Section 5.04(a) shall not apply.
(d) In the event that USPG is ordered or otherwise formally requested by regulatory authorities to cease performing any of the Services, then USPG shall cease performing such Services in accordance with such order or formal request.
(e) If either of the events described in subsections (c) or (d), above, occurs, CIGNA may directly or through a third party, solicit and/or service Part D Enrollees in the

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state(s) or jurisdictions(s) with respect to which USPG is unable to so solicit and/or service because of its lack of licensure or the application of a governmental order or formal request that it cease such activities in such state(s) or jurisdiction(s).
     SECTION 4.02 Inspection, Audit and Acceptance.
(a) CIGNA, its Affiliates, and CMS shall have the right, directly or through their designated auditors, at all reasonable times to inspect, audit, or otherwise evaluate the work performed or being performed by USPG, its supporting policies and procedures, including those related to data security, disaster recovery and back-up, as well as all data supplied, in the performance of this Agreement. If any inspection or evaluation is made by CIGNA or CMS on the premises of USPG or any of USPG’s suppliers, USPG or its suppliers shall provide at no additional charge all reasonable facilities and assistance for the safety and convenience of the personnel conducting the inspection or evaluation. The Secretary of Health and Human Services, the Comptroller General of the U.S. Government Accountability Office, or their designees shall have the right during the term of this Agreement and for a period of ten (10) years after termination of this Agreement or the date of the audit completion, whichever is later, to audit, evaluate, or inspect any books, contracts, medical records, documents, papers, enrollee documentation, and other records of USPG, related entity, subcontractor, or transferee that pertain to any aspect of the Services provided under this Agreement, or as the Secretary may deem necessary to enforce the applicable Medicare Contract between CMS and CIGNA. Any audit, evaluation, or inspection covered by this Section 4.02(a) shall be at no additional charge to CIGNA, but each Party will be responsible for its own labor and out of pocket expenses. USPG and NationsHealth further represent, warrant, and covenant to CIGNA that, in connection with the performance of the Services hereunder, USPG and/or NationsHealth will not hold Enrollees liable for fees that are the responsibility of CIGNA.
(b) All Services provided by USPG for CIGNA, its Affiliates, and the Enrollees shall be in accordance with the requirements of this Agreement, including all schedules, annexes, exhibits and attachments, and shall be subject to rejection if such Services are nonconforming. No inspection or evaluation performed by CIGNA, its Affiliates, or CMS shall in any way relieve USPG of its obligation to furnish all required Services in strict accordance with the requirements of this Agreement. If any of the Services do not conform to the requirements of this Agreement, CIGNA shall have the right to require USPG to take such steps as are reasonably necessary to bring its performance into compliance including, but not limited to, requiring USPG to perform the work or services again in conformity with the applicable requirements at no cost to CIGNA or CMS.
     SECTION 4.03 Representations and Covenants of USPG and NationsHealth.
(a) Contracting Capacity. USPG and NationsHealth represent, warrant and covenant that (1) as to themselves and their principals within the last five years, and (2) their employees and subcontractors that will be assigned to perform Services hereunder within the five-year period preceding their initial performance hereunder, to USPG and NationsHealth’s Knowledge: (i) are not debarred, suspended, proposed for debarment or suspension, or otherwise excluded or declared ineligible for the award of contracts by or participation in any Federal program, department or agency; (ii) have not been charged with, convicted of or had a civil

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judgment rendered against them for: commission of a fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; dishonesty or breach of trust including but not limited to violation of Federal or state antitrust statutes, commission of a fraud including but not limited to mail fraud or false representations, violation of fiduciary relationship, securities offenses, embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; (iii) have not been indicted for, or otherwise criminally or civilly charged by a government entity (Federal, state, or local) with, commission of any of the offenses enumerated in this Section; (iv) have not had one or more public agreements or transactions (Federal, state, or local) terminated for cause or default; and (v) have not been excluded from participation for a federal program, including but not limited to, Medicare, Medicaid, federal health care programs or federal behavioral health care programs pursuant to Title XI of the Social Security Act, 42 U.S.C. § 1320a-7 and other applicable federal statutes. USPG and NationsHealth also represent, warrant, and covenant to CIGNA that USPG and/or NationsHealth have or will duly obtain all intellectual property rights necessary to perform its obligations under this Agreement. USPG and NationsHealth’s certification in this Section is a material representation of fact upon which CIGNA relied when this Agreement was entered into by the Parties. USPG and/or NationsHealth shall provide immediate written notice to CIGNA if, at any time during the term of this Agreement, USPG and/or NationsHealth learns that its certification in this Section was erroneous on the Effective Date of this Agreement or has become erroneous by reason of new or changed circumstances. If the circumstances causing such certification to be erroneous are curable, then USPG and NationsHealth shall have forty-five (45) days to cure such circumstances. Furthermore, if the circumstances causing such certification to be erroneous relate to a non-compliant employee or subcontractor in connection with Section 4.03(a)(2), above, then USPG and NationsHealth shall be deemed to have timely cured such circumstances, so long as USPG and/or NationsHealth completely removes such employee or subcontractor from performing any Services hereunder immediately upon learning that such employee or subcontractor is non-compliant with this Section. Subject to the foregoing cure provisions, if it is later determined that USPG’s and/or NationsHealth’s certification in this Section was erroneous on the original Effective Date (May 4, 2005) of this Agreement or has become erroneous by reason of new or changed circumstances, in addition to other remedies available to CIGNA, CIGNA may terminate this Agreement for convenience, at its sole discretion.
(b) Exclusions and Debarment Certifications. NationsHealth and USPG shall certify that (i) they have reviewed the HHS OIG exclusions and GSA debarment lists prior to hiring an employee or manager performing or responsible for any duties under this Agreement and (ii) any employee, downstream entity, or related entity who performs or is responsible for Part D duties under this Agreement who appears on such lists has been removed from any work directly or indirectly related to a federal health care program. The certifications shall be executed annually and delivered to CIGNA not later than thirty (30) days following the end of each calendar year for which this Agreement is effective.
(c) Conflict of Interest Certifications. NationsHealth and USPG shall execute a conflict of interest statement, attestation, or certification that they are free of any conflict of interest in administering Part D benefits. The statement, attestation, or certification by NationsHealth and USPG shall be executed annually and delivered to CIGNA not later than

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thirty (30) days following the end of each calendar year for which this Agreement is effective. NationsHealth and USPG shall further cause any related or downstream entities with Part D responsibilities under this Agreement to execute and deliver annual conflict of interest statements, attestations, or certifications to NationsHealth and USPG. This subsection (c) is not intended to preclude NationsHealth or USPG from contracting with other Part D plan sponsors or CMS.
(d) Corporate Status; Authorizations. NationsHealth and USPG, respectively, are a corporation and a limited liability company duly incorporated or organized, validly existing and in good standing under the Laws of the state of Delaware. NationsHealth and USPG have the corporate power and authority, and all licenses, permits or other authorizations required to carry on their businesses as now conducted and as contemplated by this Agreement, except where the failure to possess any such authority, authorization, licenses, permits or other authorizations would not have a Material Adverse Effect and except as set forth on Exhibit 4.03(d). The execution, delivery and performance of this Agreement by NationsHealth and USPG have been duly authorized by all necessary corporate action and this Agreement constitutes the valid and binding obligations of NationsHealth and USPG enforceable against them in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting creditors’ rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).
SECTION 4.04 Warranting and Certification of Data. Certain of the data (the “CMS data”) furnished by USPG or NationsHealth in connection with its performance of its obligations under this Agreement will be used by CIGNA to obtain payments from CMS, to support CIGNA’s bids for Medicare Program renewals and contracts with CMS in future years, or both. CIGNA and CMS will be acting in reliance on the accuracy, completeness, and truthfulness of any CMS data USPG or NationsHealth provides. USPG and NationsHealth agree to warrant the accuracy, completeness, and truthfulness of the CMS data it furnishes pursuant to this Agreement to CMS and to indemnify and hold CIGNA harmless for any payments made by CIGNA and any damages or liabilities caused by the negligence or willful misconduct of USPG or NationsHealth or that of their employees or agents in connection with providing inaccurate, incomplete, or untruthful CMS data. Any CMS data that are provided pursuant to this Agreement on a monthly, quarterly, or annual basis shall be certified by the duly authorized Chief Executive Officer, the Chief Financial Officer or other officer of USPG who reports directly to NationsHealth’s Chief Executive Officer or Chief Financial Officer. With respect to any data furnished by USPG and/or NationsHealth that CIGNA or its Affiliates will incorporate into data certified to CMS such certification shall state:
“I hereby certify that the data, information and statements set forth herein are accurate, complete, truthful and current to the best of my knowledge, information, and belief after reasonable investigation with respect thereto, and are made in good faith.
Signed:
     Certifying Officer”

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SECTION 4.05 Compliance with Grievance Requirements. If and to the extent that USPG processes Enrollee grievances, then USPG shall cooperate and comply with all requirements of Medicare and CIGNA regarding the processing of Enrollee grievances as defined under Part D and accompanying CMS regulations, including the obligation to provide information (including medical records and other pertinent information) to CIGNA within the time frame reasonably requested for such purpose, and shall process such grievances in accordance with Exhibits 1.05 and 1.07.
SECTION 4.06 Privacy and Security of Certain Data. The Parties expect to be responsible for obtaining, analyzing, storing, transmitting, and reporting Protected Health Information, as defined in regulations, 45 CFR Parts 160 and 164, implementing the Health Insurance Portability and Accountability Act of 1996, Pub. L. 104-191 (“HIPAA”). The Parties agree to comply with all applicable Federal and State privacy and security laws including but not limited to the requirements of HIPAA and its implementing regulations and 42 CFR § 423.136 as more fully described in the Business Associate Agreement in the form attached as Exhibit 4.06.
SECTION 4.07 Assignment and Subcontracting. Except as described on Exhibit 4.07, USPG and NationsHealth are solely responsible for the provision of the Services and their other obligations under this Agreement. Neither USPG nor NationsHealth may assign or transfer, in whole or in part, these obligations, any interest in this Agreement or any claim under this Agreement. Neither the entirety nor any part of this Agreement or any task order may be further subcontracted by USPG or NationsHealth without the prior written consent of CIGNA. CIGNA’s consent to the proposed replacement of USPG or NationsHealth’s contractors shown on Exhibit 4.07 shall not be unreasonably withheld.
SECTION 4.08 Advance Consent to Assignment Among Affiliates of CIGNA. USPG and NationsHealth consent in advance to CIGNA’s assignment or transfer of all or part of its rights and obligations of under this Agreement to any CIGNA subsidiary or Affiliate (including any successor company of CIGNA pursuant to a reorganization by CIGNA and one or more of its Affiliates). Any such assignment and transfer shall be effective upon delivery of a written notice of assignment by CIGNA to USPG or NationsHealth and shall be subject to Section 10.05 of this Agreement.
SECTION 4.09 Delegation of Duties. The parties acknowledge that CIGNA oversees and is accountable to CMS for any functions or responsibilities described in CMS’ Medicare Program regulations and, upon becoming a sponsor of the PDP, will monitor the performance of USPG on an ongoing basis. USPG and NationsHealth shall perform their obligations under this Agreement in a manner consistent with and in compliance with CIGNA’s contractual obligations under CIGNA’s Medicare contract with CMS. In the event that CIGNA delegates to USPG or NationsHealth any function or responsibility imposed pursuant to CIGNA’s contract with CMS, such delegation shall be subject to the requirements set forth in 42 C.F.R.§ 423.505(i)(4), as they may be amended over time. In addition, any delegation by USPG or NationsHealth of functions or responsibilities imposed pursuant to this Agreement shall be subject to the prior written approval of CIGNA and shall also be subject to the requirements set forth in 42 C.F.R. § 423.505(i)(4), as they may be amended over time. USPG and NationsHealth shall promptly supplement and amend their permitted subcontracts to include CMS’ requirements applicable to subcontractors. USPG and NationsHealth agree that CIGNA or its Affiliates may, at their option, outsource various functions of its Medicare contract with CMS.

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SECTION 4.10 Document Retention, Audit Rights. Each Party shall retain, in accordance with standard and accepted practices, such financial, accounting, and administrative records related to the services it is obligated to provide under this Agreement for such period as is necessary to comply with applicable Law, but in no event less than ten (10) years after the date such documents and information are created or obtained, or longer under the conditions enumerated in 42 CFR§ 423.505(e)(4). Subject to applicable Law, during the term of this Agreement CIGNA, on one hand, and USPG and NationsHealth, on the other hand, may reasonably conduct (or have conducted on its behalf), at its own expense, one audit each year of the other Party with respect to relevant documents and data in the possession of such other Party and with reasonable access to relevant personnel of such other Party upon reasonable notice solely for the purposes of confirming compliance with obligations undertaken pursuant to this Agreement including those that are required to be reported to an applicable government agency; provided, however, that such audits may be performed more frequently to the extent necessary to respond to a request by CMS or another government agency. The terms of the confidentiality provisions set forth in Article VII hereof shall apply to any such audits. Such audit rights will be available following termination of this Agreement to the extent necessary to respond to a request by a customer, Governmental Authority, provider or other relevant party and for a Party’s need to manage litigation and to determine compliance with this Agreement or applicable Laws.
SECTION 4.11 Cash Balance Information Access. NationsHealth shall provide CIGNA with daily password protected, read-only access to its aggregate cash balances, as well as weekly electronic reports with respect to its weekly cash balances. The foregoing daily access and weekly reporting requirements shall be suspended as of the date on which NationsHealth has had at least $10 million in aggregate cash balances for a period of 180 consecutive days, and shall be replaced by NationsHealth’s provision of a monthly statement to CIGNA of its aggregate cash balances until such time as NationsHealth’s monthly cash balance falls below $5 million. Thereafter, NationsHealth’s obligation to provide daily password protected, read-only access to its aggregate cash balances and weekly electronic reports to CIGNA with respect to its weekly cash balances shall resume.
SECTION 4.12 Notice of Material Changes in Enrollment Levels. CIGNA shall use its best efforts to provide NationsHealth with reasonable advance notice of anticipated material changes in enrollment levels in the PDP to permit NationsHealth to facilitate its capacity planning activities.
ARTICLE V
AGREEMENT CONTINGENT;
TERM AND TERMINATION
SECTION 5.01 Agreement Contingent on CMS Acceptance of CIGNA Applications. This Agreement is expressly contingent upon CMS’ acceptance of the applications submitted by CIGNA and the award of Part D contracts to CIGNA.

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SECTION 5.02 Term of this Agreement. The initial term of this Agreement shall be from the Effective Date until December 31, 2009. This Agreement shall renew for successive one (1) year renewal terms thereafter unless either Party provides written notice of nonrenewal to the other not later than July 1 of any one-year renewal term or the final year of the initial term.
SECTION 5.03 Termination. Each Party may terminate this Agreement For Cause by providing written notice to the other Party, provided, however, that neither of USPG or NationsHealth may cause a termination of this Agreement by providing a notice of termination to the other. If For Cause notice is given regarding any of the events set forth in Section 5.04 (a), (b), (c), and (f) the effective date of termination shall be either (i) the expiration of the applicable cure period, or (ii) if there is no applicable cure period, forty-five (45) days after the date written notice of termination is received by the other Party. In the event a For Cause notice is given regarding any of the events set forth in Section 5.04(d) or (e) the effective date of termination will be the date that such notice is received by the other Party.
SECTION 5.04 For Cause. “For Cause” termination shall mean the following:
(a) As to a nonbreaching Party, the other Party’s breach of any of the terms and conditions of this Agreement that causes a Material Adverse Effect on the non-breaching Party, and remains uncured following written notice and a reasonable opportunity to cure, which shall not be less than ninety (90) days from the date of written notice of such breach.
(b) As to a nonbreaching Party, if a default occurs on a payment required to be made by the breaching Party relating to the PDP.
(c) As to a nonbreaching Party, if a Party is adjudicated to have committed fraud in a civil proceeding or otherwise settles a civil fraud action involving the United States for a material amount, or a criminal action is filed by a governmental agency against a Party arising out of, or relating to, the PDP, or a Party is excluded or debarred from participation in any federal or state health care program pursuant to 42 U.S.C. § 1320a-7.
(d) As to a nonbreaching Party, if a Party: (i) is unable to pay its debts generally as they become due; (ii) makes a voluntary assignment for the benefit of creditors; (iii) is declared insolvent in any proceeding; (iv) commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself, any of its property, assets or debts under any bankruptcy, insolvency or other similar laws now or hereafter in effect or petitions or applies to any tribunal for the appointment of a receiver, liquidator, custodian or trustee for such Party under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, liquidation, or dissolution law of any jurisdiction now or hereafter in effect; or (v) is named as a debtor party in such petition, application, case or proceeding and it indicates its approval thereof, consents thereto, acquiesces therein or acts in furtherance thereof, or if such petition, application, case or proceeding is not dismissed or stayed for a period of sixty (60) days after it is commenced, or is the subject of any order appointing any such receiver, liquidator, custodian or trustee or approving the petition in any such case or proceeding.

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(e) If NationsHealth’s aggregate cash balances are below *** at the end of any week (a “Cash Balance Deficiency”), provided, however, that CIGNA has not withheld or delayed payments to NationsHealth to cause a Cash Balance Deficiency.
(f) As to CIGNA, a failure by NationsHealth and/or USPG to comply with one or more of the Service Levels contained in Exhibit 5.04 that causes CIGNA to incur a Material Adverse Effect and which remains uncured following written notice and a reasonable opportunity to cure, which shall not be less than thirty (30) days from the date of written notice of such failure.
SECTION 5.05 Optional Extension of Counter-Party Performance in Connection With Early Termination. Following the termination of this Agreement prior to the initial term described in Section 5.02 pursuant to Section 5.04 (a), (b) or (c), above, the party subject to a termination For Cause shall, at the election of the other party, agree to honor the terms and conditions of this Agreement through December 31 of the year following the year in which the termination is effective, or such shorter time as the party requesting performance may specify, provided however, that if such a continuation of performance creates a substantial financial hardship to USPG, then the parties shall meet and confer in good faith concerning potential compensation to USPG based on a fee-for-service or “cost plus” basis for the duration of USPG’s continued performance.
SECTION 5.06 Right of First Refusal of Offer to Accept Assignment of CIGNA’s Contract with CMS; Right of First Refusal of Offer to Receive the Transfer of Enrollees as of Next Open Enrollment Period; Option to Acquire Servicing Assets; Rights in Cardholder Data; No Preclusion on Marketing by USPG and NationsHealth.
(a) Right of First Refusal of Offer to Accept Assignment of CIGNA’s Contract with CMS. If NationsHealth or USPG (or NationsHealth or USPG and a third party or parties) is the sponsor or contractor, in a material capacity, for a CMS-approved PDP (the “NationsHealth PDP”), then NationsHealth shall have the right to match the terms and conditions of an offer acceptable to CIGNA from a third-party PDP sponsor for the assignment to such third party of CIGNA’s contract with CMS regarding the CIGNA PDP that CIGNA receives prior to CIGNA’s acceptance of such offer. CIGNA shall inform NationsHealth of any such offer within ten (10) days of CIGNA’s receipt of the offer and NationsHealth shall have a period of ten (10) days thereafter to notify CIGNA in writing that it matches or does not match the terms and conditions of the offer. If NationsHealth matches the offer, CIGNA shall accept NationsHealth’s offer subject to any CMS or other requirements under law relating to the novation of CIGNA’s contract with CMS.
(b) Right of First Refusal of Offer to Receive the Transfer of Enrollees as of Next Open Enrollment. If CIGNA decides to cease offering any PDP and receives an offer from a third-party PDP sponsor under which such third-party PDP sponsor would compensate CIGNA for its efforts to facilitate the transfer of the Enrollees into such third-party PDP sponsor’s PDP as of the then-next open enrollment cycle, which offer is acceptable to CIGNA, then NationsHealth shall have the right to match the terms and conditions of such offer prior to CIGNA’s acceptance of the offer, provided that NationsHealth or USPG (or NationsHealth or USPG and a third party or parties) is the sponsor or contractor, in a material capacity, for a CMS-

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approved PDP (the “NationsHealth PDP”). CIGNA shall inform NationsHealth of such offer within ten (10) days of the CIGNA’s receipt of the offer, and NationsHealth shall a have a period of ten (10) days thereafter to notify CIGNA in writing that it matches or does not match the terms and conditions of the offer. If NationsHealth does not notify CIGNA in writing within such period, NationsHealth’s right to match the offer shall expire as of the last day of such period. If NationsHealth matches the offer, CIGNA shall accept NationsHealth’s offer subject to any CMS or other requirements under law relating to the facilitation of the transfer of enrollees. If legally permissible, the Parties will effect such transfer of enrollment through Enrollee communications and any other activities necessary to support such transfer in accordance with the terms of any required CMS approval and applicable Law, including, without limitation, HIPAA, pursuant to which CIGNA shall provide NationsHealth and/or USPG with information on such Enrollees to the extent necessary to enable NationsHealth and/or USPG to market the NationsHealth PDP to such Enrollees.
(c) Option to Acquire Servicing Assets. In the event of a termination of this Agreement by CIGNA For Cause pursuant to subsections (a), (d), (e), or (f) of Section 5.04, above, or in the event that USPG and NationsHealth change their business operations such that they no longer offer the Services, then CIGNA shall have the option to acquire, which option must be exercised within thirty (30) days of the final date on which USPG renders Services pursuant to this Agreement, the assets required to deliver all or part of the Services described in Exhibits 1.02, 1.03, 1.04, 1.05, 1.06 and 1.07. CIGNA shall have the option to acquire such physical assets from USPG and/or NationsHealth at their fair market value. NationsHealth may decline to sell such physical assets to CIGNA, in which instance CIGNA may acquire similar assets from third party vendors. NationsHealth and/or USPG will provide know how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of such assets. Prior to the effective date of such termination, CIGNA may notify USPG or NationsHealth of CIGNA’s intent to exercise such option so that the transfer of such assets will occur simultaneously with the termination. Further, in the event of such termination, CIGNA shall have the option to acquire from USPG and/or NationsHealth, without cost to CIGNA, the intangible assets required to deliver all or part of the Services, including system specifications and configurations, software code, training and policy manuals, marketing plans and other information used by USPG or NationsHealth in the performance of the Services described in the foregoing exhibits through a grant by USPG and/or NationsHealth to CIGNA of a royalty-free perpetual license for such intangible assets to the extent of the authority of USPG and/or NationsHealth to grant such a license.
(d) No Loss of Rights in Cardholder Data; No Preclusion on Marketing by USPG and NationsHealth. No termination of this Agreement shall be deemed by CIGNA to constitute a transfer or assignment by USPG or NationsHealth to CIGNA of data developed by USPG or NationsHealth concerning participants in NationsHealth’s prescription card program or to constitute a prohibition on marketing activities by NationsHealth or USPG with respect to such participants.

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ARTICLE VI
CONFIDENTIALITY; USE OF INTELLECTUAL PROPERTY;
ENROLLEE DATA; EXCLUSIVITY
SECTION 6.01 Confidentiality. Prior to entering into this Agreement the Parties have each committed substantial resources to developing the arrangements described in this Agreement. The Parties specifically acknowledge that to induce each other to enter into this Agreement each Party specifically confirms that all Confidential Information received from the other party at any time shall remain confidential during the term of this Agreement and shall be used only in furtherance of the business relationships contemplated by the provisions of this Agreement. In this regard, each Party agrees that any Confidential Information provided to it will only be provided to its employees on a “need to know” basis, and will be treated with at least as much care as the receiving party provides for its own Confidential Information (and in no event treated with any less than a high degree of confidentiality.)
SECTION 6.02 Use of Proprietary Information.
(a) Notwithstanding anything to the contrary in this Agreement, NationsHealth and USPG reserves all right, title and interest in and to, and all control of the use of NationsHealth or USPG’s copyrights, patents, service marks, trademarks, designs, logos, brand names, Internet “URL” addresses, World Wide Web sites and all right, title and interest in and to any trade names, fictitious business names, and all other intellectual property rights (collectively, “NationsHealth/USPG Intellectual Property”), including all right, title and interest, including any license rights it has, in and to the name of NationsHealth or USPG, and any derivation thereof and including NationsHealth/USPG New Intellectual Property (as defined below). CIGNA shall not, and shall ensure that CIGNA’s Affiliates do not, use any of NationsHealth/USPG Intellectual Property in materials supplied to Employer Groups, prospective Employer Groups, Enrollees or otherwise without NationsHealth’s and USPG’s express and specific prior written consent. To the extent applicable, CIGNA hereby assigns, transfers and conveys irrevocably and perpetually to NationsHealth or USPG all of its worldwide right, title and interest in and to any and all NationsHealth/USPG Intellectual Property. “NationsHealth/USPG New Intellectual Property” means all developed materials and other intellectual property that (a) are conceived, created or developed in connection with or in the course of providing the Services and are modifications, enhancements, adaptations or derivative works of or derived from or based on the NationsHealth Data or any NationsHealth/USPG Intellectual Property in all cases, regardless of who makes such modifications, enhancements, adaptations and derivative works but specifically excluding modifications, enhancements, adaptations or derivative works of or derived from or based on the CIGNA Data or any CIGNA Intellectual Property, or (b) are conceived, created or developed to address, execute or embody a NationsHealth/USPG-specific product, service, business process, including any modifications, enhancements, adaptations and/or derivative works of or based on any of the foregoing, in all cases, regardless of who conceives, creates, develops or makes any of the foregoing. For the avoidance of doubt, “NationsHealth/USPG New Intellectual Property” does not include CIGNA Intellectual Property generally applicable to CIGNA’s business.
(b) Notwithstanding anything to the contrary in this Agreement, CIGNA and its Affiliates reserve all right, title and interest in and to, and all control of the use of, CIGNA’s copyrights, patents, service marks, trademarks, designs, logos, brand names, Internet “URL” addresses, World Wide Web sites and all right, title and interest in and to any trade names, fictious business names and all other intellectual property rights (collectively “CIGNA Intellectual Property”) including all right, title and interest, including any license rights it has, in

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and to the names “CIGNA,” “CIGNA HealthCare,” “CIGNA Companies,” “Connecticut General Life Insurance Company,” and any derivation thereof and including CIGNA New Intellectual Property. USPG and NationsHealth shall not, and shall ensure that USPG’s and NationsHealth’s Affiliates do not, use any CIGNA Proprietary Information in materials supplied to Employer Groups, prospective Employer Groups, Enrollees or otherwise without CIGNA’s prior express and specific prior written consent. To the extent applicable, USPG and NationsHealth hereby assign, transfer and convey irrevocably and perpetually to CIGNA all of their worldwide right, title and interest in and to any and all CIGNA Intellectual Property. “CIGNA New Intellectual Property” means all developed materials and other intellectual property that (a) are conceived, created or developed in connection with or in the course of providing the Services and are modifications, enhancements, adaptations or derivative works or derived from or based on the CIGNA Data or CIGNA Confidential Information or any CIGNA Intellectual Property in all cases, regardless of who makes such modifications, enhancements, adaptations and derivative works of or derived from or based on the CIGNA Data or any CIGNA Intellectual Property but specifically excluding modifications, enhancements, adaptations and derivative works derived from or based on the NationsHealth Data or any NationsHealth /USPG Intellectual Property, or (b) are conceived, created or developed to address, execute or embody a CIGNA-specific product, service, business process, including any modifications, enhancements, adaptations and/or derivative works of or based on any of the foregoing, in all cases, regardless of who conceives, creates, develops or makes any of the foregoing. For the avoidance of doubt, “CIGNA New Intellectual Property” does not include NationsHealth/USPG Intellectual Property generally applicable to USPG’s or NationsHealth’s business.
SECTION 6.03 Data. The use and management of CIGNA Data by USPG and/or NationsHealth shall be as described in Exhibit 6.03. The use and management of NationsHealth Data by CIGNA shall be as described in Exhibit 6.03.
ARTICLE VII
SURVIVAL; INDEMNIFICATION
SECTION 7.01 Survival of Representations and Warranties. Notwithstanding any investigation made by or on behalf of the Parties hereto, the results of any such investigation, or the knowledge of USPG or NationsHealth or knowledge of CIGNA (regardless of how obtained), the representations and warranties contained in Articles II and IV hereof and the indemnification obligations of the Parties with respect thereto, and the provisions of Article VIII, shall survive the expiration or termination of this Agreement for a period of one (1) year following such expiration or termination, subject to the terms and conditions of this Article VII.
SECTION 7.02 Mutual Indemnification.
(a) Subject to the terms and conditions of this Article VII, USPG and NationsHealth shall hold harmless and indemnify CIGNA and its Affiliates from any claims, losses, damages, liabilities, costs, expenses or obligations, including reasonable attorney’s fees and expenses related to the performance of this Agreement (collectively, “Losses”) that arise out of or result from (i) the breach of any representation or warranty of USPG under this Agreement, or (ii) the negligence or willful misconduct of USPG, its officers, employees and agents in the performance of USPG’s obligations under this Agreement.

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(b) Subject to the terms and conditions of this Article VII, CIGNA shall hold harmless and indemnify USPG and NationsHealth from any Losses that arise out of or result from (i) the breach of any representation or warranty of CIGNA under this Agreement, or (ii) the negligence or willful misconduct of CIGNA, its officers, employees and agents in the performance of CIGNA’s obligations under this Agreement.
SECTION 7.03 Method of Asserting Third-Party Claims.
(a) As used in this Agreement, “Notifying Party” refers to any Party who claims entitlement to indemnification under Section 7.02 for losses resulting from a third-party claim. The “Indemnifying Party” refers to the Party obligated to indemnify the Notifying Party under Section 7.02.
(b) In the event any Notifying Party is made a defendant in or party to any claim instituted by any third party for which the Notifying Party may be entitled to indemnification under Section 7.02, the Notifying Party shall give the Indemnifying Party prompt notice thereof. The failure to give such notice shall not affect any Notifying Party’s ability to seek reimbursement unless, and only to the extent that, such failure has a detrimental effect on the Indemnifying Party’s ability to defend successfully the claim. The Indemnifying Party shall be entitled to contest and defend such claim, provided that the Indemnifying Party: (i) has a reasonable basis for concluding that such defense may be successful; and (ii) diligently contests and defends such claim.
(c) Notice of the intention so to contest and defend shall be given by the Indemnifying Party to the Notifying Party within fifteen (15) business days after the Notifying Party’s notice of such claim. The Indemnifying Party shall use reputable attorneys of its choosing to conduct such contest and defense. The Notifying Party shall be entitled at any time, at its own cost and expense (which expense shall not constitute a Loss for which the Notifying Party can be indemnified under Section 7.02), to participate in such contest and defense and to be represented by attorneys of its own choosing. The Notifying Party shall give the Indemnifying Party notice that it intends to participate in such contest and defense.
(d) If the Notifying Party elects to participate in such defense, the Notifying Party shall cooperate with the Indemnifying Party in the conduct of the defense. Whether or not the Notifying Party elects to participate in such defense, neither the Notifying Party nor the Indemnifying Party may concede, settle or compromise any claim without notifying the other Party and without the Indemnifying Party’s consent if the settling party is the Notifying Party, which consent shall not be unreasonably withheld.
(e) Notwithstanding any provision in this Agreement to the contrary, if: (i) a claim from a third party seeks relief in the form of a material obligation of the Notifying Party other than an obligation to pay monetary damages; (ii) the subject matter of a claim relates to the ongoing business of the Notifying Party, which claim, if decided against the Notifying Party, would adversely effect the ongoing business (including, without limitation, requiring any material change in the business practices of the Notifying Party) of the Notifying Party; or (iii) the Notifying Party would not be fully indemnified under Section 7.02 or released with respect to such claim, then, in each such case, the Notifying Party shall be entitled to contest and defend

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such claim, the expense of which shall constitute a Loss for which the Notifying Party can be indemnified under Section 7.02 (and the Indemnifying Party may participate); provided, however, that any settlement or compromise shall require the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, and, if the Notifying Party does not contest and defend such claim, the Indemnifying Party shall then have the right to contest and defend (but not settle) such third party claim.
(f) Any dispute between the Parties about the applicability of any Party’s indemnification rights or obligations under Section 7.02 or the method of asserting claims under this Section 7.03 shall be resolved in accordance with the dispute resolution provisions set forth in Article VIII.
SECTION 7.04 Limitations on Indemnification. Except as set forth in Article VIII, the rights set forth in Section 7.02 shall be each Party’s sole and exclusive remedies against the other Party hereto for any Losses. No Party shall be entitled to any recovery under this Agreement for its own special, consequential, incidental or punitive damages. The limitations set forth in this Section 7.04 shall not apply to any Losses that have resulted proximately from any fraudulent act of the Indemnifying Party or its directors, officers, employees, agents or representatives.
SECTION 7.05 Insurance. During the term of this Agreement, the Parties shall each maintain adequate insurance related to the operation of their respective businesses and their respective obligations under this Agreement.
ARTICLE VIII
DISPUTE RESOLUTION
SECTION 8.01 Disputes. This Article VIII sets forth the sole source of remedies available to the Parties with regard to any and all disputes between them arising in connection with this Agreement (hereinafter referred to as “Disputes”) including all questions of arbitrability, the existence, validity, scope or termination of this Agreement or any term thereof; provided, however, that the Parties agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that a Party may, in its discretion, apply to a court of law or equity of competent jurisdiction located in a venue set forth in Section 10.09 for specific performance and injunctive relief in order to enforce or prevent any violations of this Agreement and any Party against whom such proceeding is brought hereby waives the claim or defense that such Party has an adequate remedy at law and agrees not to raise the defense that the other Party has an adequate remedy at law. The Parties shall work together in good faith to resolve any and all Disputes.
SECTION 8.02 Commencing Arbitration. If the parties are unable to resolve any such Dispute or agree upon appropriate action within thirty (30) days following the date one Party sent written notice of the Dispute, or such other period of time as mutually agreed between the Parties, and if a Party wishes to pursue the Dispute, such Party may thereafter submit the Dispute to binding arbitration in accordance with the American Arbitration Association’s Procedures for Large, Complex Commercial Disputes, as they may be amended from time to time (see http://www.adr.org). Any arbitration proceeding under this Agreement shall be conducted in Hartford, Connecticut. The arbitrator(s) may construe or interpret but shall not vary or ignore the

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terms of this Agreement and shall be bound by controlling Law. The arbitrator(s) shall have no authority to award special, consequential, incidental or punitive damages.
SECTION 8.03 Decision Binding; Federal Arbitration Act. The decision of the arbitrator(s) regarding the Dispute will be binding, and judgment on the award may be entered in any court having jurisdiction thereof. The Parties acknowledge that because this Agreement affects interstate commerce, the Federal Arbitration Act applies.
SECTION 8.04 Waiver; Survival. In the event any court determines that this arbitration procedure is not binding or otherwise allows litigation involving a Dispute to proceed, the Parties hereby waive any and all right to trial by jury in, or with respect to, such litigation. This Article VIII shall survive any termination of this Agreement.
ARTICLE IX
DEFINITIONS
SECTION 9.01 Defined Terms.
When each of the following terms is used in this Agreement it shall have the meaning stated below:
“Affiliate” with respect to any Person means a Person that directly or indirectly, through one or more intermediaries, Controls, is controlled by, or is under common control with, the first mentioned Person.
“CIGNA Data” means, collectively, all data and information (a) relating to providers, enrollees, and customers of CIGNA, or (b) CIGNA’s Confidential Information, or (c) CIGNA’s Intellectual Property, or (d) to which USPG or NationsHealth have access by or through CIGNA in connection with the provision of the Services, or (e) any and all knowledge, experience or know-how gained by CIGNA during the course of this Agreement.
“Confidential Information” means information about a Party’s customers, business practices and procedures, and the proprietary business information of a Party.
“Contract” means any written or oral contract, agreement, commitment, insurance policy, arrangement or understanding.
“Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as member or trustee, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as member or trustee, by Contract or credit arrangement or otherwise.
“Domiciled” means the locality in which an Employer Group’s principal executive offices are located.
“Dual Eligibles” means persons who are eligible for both Medicare and Medicaid.

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“Employer Group” means any employer, labor union, Governmental Authority or other legally organized group of individuals, and the covered dependents of the persons associated therewith, or an entity which directly or indirectly contracts to provide a prescription drug benefit, including an employer-sponsored nonstatutory customized Medicare “wrap” or PDP program.
“Enrollee” or “Part D Enrollee” means each eligible persons enrolled directly, or indirectly, in a CIGNA-sponsored PDP.
“Governmental Authority” means any government or political subdivision thereof, whether federal, state or local (including counties and cities), or any court, agency, commission, department, district, or other instrumentality of any such government or political subdivision.
“Law” means the common law and any statute, ordinance, code or other law, rule, regulation, order, standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority with proper jurisdiction over the Parties, or the activities of the Parties.
“Material Adverse Effect” means any change, effect, fact, event or circumstance that, individually or when taken together with all such other changes, effects, facts, events or circumstances is or may reasonably be expected to be materially adverse to the condition (financial or otherwise), results of operations, business, properties, prospects, assets, liabilities, or operations of a Party’s business, as the case may be, or to the ability of a Party to consummate the transactions contemplated by this Agreement.
“Medicare Program” means, collectively, the programs created by Congress in the Act, including without limitation, the implementation of the Medicare Part D Prescription Drug Benefit Program, including any regulations or CMS pronouncements and any future amendments.
“NationsHealth Data” means, collectively, (a) all data and information concerning customers, participants, and prospects of USPG or NationsHealth, excluding Part D-specific Data developed in connection with this Agreement, or (b) NationsHealth’s or USPG’s Confidential Information, or (c) NationsHealth/USPG Intellectual Property, or (d) any and all knowledge, experience or know-how gained by NationsHealth or USPG during the course of this Agreement.
“Part B Supplies” means medical supplies consisting of, but not limited to, prescription drugs, durable medical equipment, diabetes supplies, oxygen or other respiratory supplies, and ostomy supplies and any related services that are furnished by the supplier to Medicare beneficiaries on an outpatient basis and that are reimbursed under Part B of the Medicare program.
“Parties” means USPG, NationsHealth, and CIGNA and its Affiliates.

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“Person” means an individual, corporation, partnership, association, limited liability company, trust, unincorporated organization, Governmental Authority or other entity or group (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended).
“Preferred Vendor” means a vendor with which CIGNA has contracted, or to which CIGNA has assigned responsibility, for the provision of Services or similar services in consideration for, among other things, a Preferred Vendor Fee.
“Preferred Vendor Fee” means the fee described in Section 3.04 of this Agreement.
“Tax” means any federal, state, county, local, foreign or other tax (including, without limitation, income taxes, premium taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, ad valorem taxes, severance taxes, capital levy taxes, transfer taxes, withholding, employment and payroll-related taxes, property taxes and import duties), and includes interest, additions to tax assessments, fines and penalties with respect thereto.
ARTICLE X
GENERAL PROVISIONS
SECTION 10.01 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted to the other party’s facsimile number, and shall be effective upon receipt, if delivered personally, the next business day if sent by reputable overnight express courier, charges prepaid, or, if mailed, three (3) days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like changes of address) or upon receipt if sent by electronic transmission to the facsimile number specified below (provided a confirmation copy is sent by reputable overnight express courier, charges prepaid):
If to USPG or NationsHealth:
Glenn Parker, M.D.
NationsHealth, Inc.
13630 NW 8th Street
Suite 210
Sunrise, Florida 33325
Facsimile: 954-903-5008
With a copy to:
Ira J. Coleman, P.A.
McDermott Will & Emery
201 South Biscayne Boulevard
Suite 2200
Miami, Florida 33131-4336
Facsimile: 305-347-6500

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Mr. Robert E. Tremain
Chief Operating Officer
NationsHealth, Inc.
13630 NW 8th Street
Suite 210
Sunrise, Florida 33325
Facsimile: 954-903-5252
If to CIGNA:
Ms. Terri A. Swanson
CIGNA HealthCare, S-351
900 Cottage Grove Road
Hartford, Connecticut 06152—2201
Facsimile: 860-226-4410
With a copy to:
Rhonda M. Karlin, Esquire
Senior Counsel
CIGNA HealthCare, S-201
900 Cottage Grove Road
Hartford, Connecticut 06152—2201
Facsimile: 860-226-7222
SECTION 10.02 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
SECTION 10.03 Severability. If any term or other provision of this Agreement is finally adjudicated by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any Law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement , as the case may be, so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
SECTION 10.04 Entire Agreement. This Agreement (together with any Exhibits and Schedules hereto and thereto) constitute the entire agreement of the Parties and supersede all prior agreements and undertakings, both written and oral, between the Parties with respect to the subject matter hereof. Each Party acknowledges that nothing in this Agreement or any other materials presented to such Party in connection with the transaction contemplated by this Agreement constitutes legal or tax advice to such Party. The Parties have consulted such legal and tax advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with this Agreement.

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SECTION 10.05 Assignment. Any Party may assign its rights and duties hereunder only to a wholly-owned or wholly-controlled subsidiary or Affiliate; provided, however, that as a condition to any assignment, the assignor shall remain liable to perform, or to cause its assignee to perform, all of the assignor’s obligations under this Agreement.
SECTION 10.06 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
SECTION 10.07 Construction of Terms. Whenever used in this Agreement, a singular number shall include the plural and a plural the singular. Pronouns of one gender shall include all genders. References herein to articles, sections, paragraphs, subparagraphs or the like shall refer to the corresponding articles, sections, paragraphs, subparagraphs or the like of this Agreement, as the case may be. The words “hereof,” “herein,” and terms of similar import shall refer to this entire Agreement. Whenever used in this Agreement, the use of the terms “including,” “included,” “such as,” or terms of similar meaning, shall not be construed to imply the exclusion of any other particular elements.
SECTION 10.08 No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.
SECTION 10.09 Governing Law; Jurisdiction; Waiver of Jury Trial.
(a) Except to the extent that each of the Parties is governed by the Laws of its domiciliary state, this Agreement shall be construed and enforced in accordance with the internal Laws of the State of Connecticut.
(b) The jurisdiction and venue for any request, motion or other action for injunctive relief, specific performance and other equitable relief brought by any Party hereto pursuant to this Agreement shall properly lie in any federal court of competent jurisdiction located in Hartford, Connecticut. By execution and delivery of this Agreement, each Party hereto irrevocably submits to the exclusive jurisdiction of such courts for itself and in respect of its property with respect to such action. The Parties irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The Parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.
SECTION 10.10 Amendment. This Agreement may not be amended except by an instrument in writing signed by the Parties, except that in the event that this Agreement or any Exhibit does not contain a particular provision required by the Laws governing the Part D program, or any provision of this Agreement or an Exhibit conflicts with such Laws or regulations, then this Agreement and any Exhibits, as applicable, shall be deemed amended to

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comply with the Laws governing the Part D program and any conflicting provision shall be deemed stricken and such amendment shall be effective immediately upon the date that such Law becomes effective. Upon a determination that an amendment or modification by CMS to the Part D program renders this Agreement economically unfeasible for USPG or NationsHealth, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
SECTION 10.11 Waiver. At any time a Party may (a) extend the time for the performance of any of the obligations or other acts of another Party, (b) waive any inaccuracies in the representations and warranties of another Party contained in this Agreement or in any document delivered pursuant to this Agreement and (c) waive compliance by another Party with any of the agreements or conditions contained in this Agreement. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by any other Party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Party’s part of any breach, default or noncompliance under this Agreement or any waiver on such Party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement afforded to any Party shall be cumulative and not alternative.
SECTION 10.12 Counterparts. This Agreement may be executed via facsimile in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
ARTICLE XI
SERVICING PROCEDURES
SECTION 11.01. Servicing Procedures. Notwithstanding any other provision of this Agreement, the Parties have agreed for the period commencing May 1, 2006, the servicing procedures described in Exhibit 11.01 shall be implemented.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers duly authorized.
SIGNATURES APPEAR ON FOLLOWING PAGE

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UNITED STATES PHARMACEUTICAL GROUP, LLC

By

Its

NATIONSHEALTH, INC.

By

Its

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By

Its

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EXHIBIT 1.02
PART D CAPABILITIES
USPG shall establish and maintain throughout the term of this Agreement the necessary systems and infrastructure in order to perform its obligations under this Agreement in accordance with CMS and CIGNA requirements reasonably necessary to support the PDP. Specifically, USPG shall establish and maintain:
A.	Connectivity:
1.	to CMS via the *** to and from ***;

2.	to CIGNA or its designee to *** to *** for *** and *** to be *** by the ***;

3.	to CIGNA to *** and *** and *** as *** and *** to be *** by the ***.
B.	Systems:
1.	to *** from *** with *** to *** make *** and *** with *** or its *** to *** to ***;

2.	to *** and *** and *** and to *** and *** on *** and *** and ***;

3.	to *** and *** to *** by ***;

4.	to perform *** and ***:

5.	to ***, and *** on ***;

6.	to *** and *** of *** to *** with *** and *** by the ***.
C.	Data Management and Reporting Processes:
1.	to enable *** to *** its *** to *** as a ***. *** include but are not limited to *** and call center ***.

2.
to enable *** and *** of the *** and *** in Exhibits 1.03 — 1.07 and this Exhibit 1.02. The Parties acknowledge that the *** described in Exhibit 1.07 pertains to *** and ***. The format, content, and timing of management reports are to be agreed upon by the Parties.

D.
Sufficient personnel (employed and contracted) to ensure the timely performance of USPG’s obligations hereunder in a manner that provides Medicare beneficiaries and their representatives convenient, accessible and accurate service in a courteous, professional manner, as well as being responsive to ***. All such personnel shall be trained in accordance with applicable CMS guidance.

E.	Systems and infrastructure in a “hardened” data center on or before the earlier of October 1, 2005, or such other date as CMS requires for testing or otherwise.

F.
Exhibit 5.04, Service Level Requirements, specifies standards of timeliness, accuracy, and quality that are consistent with, or exceed, the standards that are set forth in CMS instructions and guidelines and agreed upon monetary penalties and incentives for, respectively, failing to meet or exceeding, service levels with respect to the services to be provided by USPG.

G.	A *** and *** after the *** as *** in ***.

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EXHIBIT 1.03
MARKETING AND BENEFICIARY COMMUNICATIONS
A.
USPG shall market CIGNA’s PDP in accordance with applicable CMS requirements set forth at 42 C.F.R. § 423.50 and CMS’ Medicare Marketing Guidelines for: Medicare Advantage Plans (MA), Medicare Advantage Prescription Drug Plans (MA-PDs) Prescription Drug Plans (PDPs), [and] 1876 Cost Plan (issued August 15, 2005, revised November 4, 2005, and any subsequent revisions thereto) and the marketing program agreed to by USPG, NationsHealth and CIGNA.

1.	USPG shall create beneficiary communications materials and facilitate the approval process with CMS.

2.	CIGNA shall review and approve beneficiary communications materials and provide plan-specific content as required.

3.	The parties shall develop a schedule or schedules for the preparation of all marketing materials for submittal to CMS.

4.	The name of CIGNA (or a CIGNA Affiliate) and the name of NationsHealth or USPG will be displayed on the identification card distributed to Enrollees.
B.	USPG shall provide the following marketing and distribution services:
1.
For purposes of this Exhibit 1.03, “marketing materials” include any informational materials targeted to Medicare beneficiaries which (i) promote the PDP; (ii) inform Medicare beneficiaries that they may enroll, or remain enrolled in the PDP; (iii) explain the benefits of enrollment in the PDP, or the rules that apply to Enrollees; and (iv) explain how Medicare services are covered under the PDP, including conditions that apply to such coverage.

2.	USPG shall market the PDP using a mass media campaign agreed to by USPG, NationsHealth, and CIGNA, which shall include national television and radio advertisements.

3.	USPG shall distribute to prospective Enrollees and employers written marketing materials regarding the PDP in accordance with the distribution plan agreed to by USPG, NationsHealth, and CIGNA.

4.
USPG shall allocate its marketing resources to include the disabled Medicare population, Dual Eligibles, as well as beneficiaries age 65 and over, and shall establish and maintain a system for confirming that enrolled beneficiaries have in fact enrolled in the PDP and understand the rules applicable to and benefits available under the PDP.

5.	Annually and at the time of enrollment, USPG agrees to provide Enrollees information on the following features of the PDP:
•	***;

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•	***;
•	*** for ***;
•	*** for ***;
•	Types of *** in the ***;
•	***;
•	***;
•	*** Area;
•	Current ***;
•	*** to *** and *** of the *** or *** in the their *** of any *** on the ***;
•	Information about *** and ***;
•	Information about ***;
•	Information about the *** of *** and *** and
•	Information on ***.
6.
USPG will maintain a toll-free customer service call center that is open during usual business hours and provides customer telephone service for potential and current Enrollees in compliance with standard business practices. USPG agrees to operate the call center in accordance with the following:

•	The call center shall operate *** no *** for those time zones where the PDP is offered, including the continental United States, Hawaii, and Alaska, unless the parties agree otherwise;
•	*** of all ***;
•	The *** of all incoming customer calls shall not exceed ***;
•	The *** (i.e. ***) rate shall be set forth in the SLA;
•	The call center shall provide thorough information about the PDP’s benefit plans, including co-payments, deductibles, and network pharmacies;
•	The call center shall incorporate procedures for handling customer ***;
•	The call center shall provide service to *** and ***;
•
The call center shall provide the information described in 5 above. CIGNA will provide the information within its, or its designee’s, possession to USPG or provide the requisite tools to enable USPG’s access to such information.

•	The call center shall refer appeals and coverage determination issues, provider inquiries, and potential fraud and abuse matters to CIGNA.
7.	USPG shall distribute to Enrollees information jointly developed by the parties regarding the PDP formularies and tiers, step therapy, PA and dose limits.
8.
USPG shall distribute to Enrollees information regarding the coverage determination, exceptions, grievance and appeals process, which information shall be included in the PDP’s Evidence of Coverage and outreach materials jointly developed by the parties.

9.	USPG shall provide to CIGNA the information necessary for CIGNA’s submissions to CMS for the CMS comparative website in accordance with the requirements set forth at 42 C.F.R. § 423.48.

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C.	Additional Obligations of USPG and NationsHealth
1.
USPG shall require its employees, agents, and representatives engaged in marketing CIGNA’s PDP to receive training in CMS’ Medicare marketing instructions and guidelines before they are permitted to talk with prospective Enrollees. Each such employee, agent, and representative shall sign a form acknowledging that he or she has received such training. CIGNA shall have a reasonable period of time within which to review, and comment on, any training materials.

2.	USPG will make available to prospective and current Enrollees only those marketing materials that have been approved by CIGNA and CMS in accordance with 42 C.F.R. § 423.50.
3.	USPG shall report to CIGNA the number of *** in *** or *** and *** and ***. The form, content and frequency of such reports shall be agreed to by the parties.
4.
USPG shall monitor and/or record for later review no less than *** for each USPG ***. The parties shall agree upon standards against which the quality and accuracy of such monitored or review/*** will be assessed. USPG shall report the results of its call center monitoring and review on a quarterly basis, together with any corrective actions taken with respect to call center personnel who fail to meet the parties’ agreed-upon acceptable quality levels.

5.	USPG shall report to CIGNA the *** for *** and ***. The form, content and frequency of such reports shall be agreed to by the parties.
6.
USPG shall provide call center statistics as specified in CMS’s Final Medicare Part D Reporting Requirements in sufficient time for CIGNA to provide them to CMS at the times set forth in Section VIII thereof.

7.	USPG shall maintain records and provide support for any CMS or HHS OIG audits of marketing and call center operations.

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EXHIBIT 1.04
ENROLLEE BILLING AND PREMIUM COLLECTION
USPG shall perform the following premium billing and collection services on behalf of CIGNA for Enrollees in accordance with CMS requirements set forth at 42 C.F.R. § 423.293 and any CMS guidance, when issued.
1. By the monthly date established in CMS guidelines, USPG shall bill each Enrollee the monthly premium due under the PDP as communicated by CIGNA to USPG. USPG shall bill for each individual enrolled in the PDP for that month according to USPG’s enrollment records.
2. USPG shall permit each Enrollee, at the Enrollee’s option, to make premium payment through an electronic funds transfer mechanism or other means established by CMS.
3. USPG shall be able to allow Enrollees to pay their premium via automatic deductions pursuant to 42 C.F.R. § 422.262(f)(1) and accept such premium payments. USPG shall not bill the Social Security Administration or the Railroad Retirement Board for such amounts.
4. USPG shall be able to support any supplemental premium billing to and collection from Enrollees.
5. USPG shall instruct Enrollees to submit premiums directly to CIGNA, whether by mail to a post office box maintained by CIGNA or, if payments are made electronically, to a CIGNA lockbox account. All premiums otherwise collected by USPG on behalf of CIGNA shall be deposited into a lockbox account maintained by CIGNA *** of ***.
6. USPG shall update its enrollee records of all premium payments received *** from CIGNA that the premium payment has been deposited.
7. USPG shall administer the policies and procedures jointly developed by the parties in accordance with any applicable CMS guidance regarding the collection of delinquent premium payments and disenrollment of Enrollees for nonpayment. In no event shall an Enrollee be disenrolled without CMS prior approval.
8. USPG shall be able to identify, collect and remit to CMS any late enrollment penalty amount due from or on behalf of an Enrollee that is identified by CMS.
9. USPG shall modify the billing for any Enrollee who becomes eligible for or loses eligibility for Medicaid.
10. USPG shall be able to apply different premium amounts for one or more categories of Enrollees including low income Enrollees.

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EXHIBIT 1.05
ENROLLMENT AND ELIGIBILITY
A.	*** USPG shall establish and maintain an *** that *** with *** and *** and has the *** and ***:
1.	*** from ***;

2.	*** data for *** that *** their separate ***;

3.	*** or *** when *** to *** and *** and *** within two *** of its *** of ***;

4.	Generate *** for *** that *** in *** of ***;

5.	Provide *** to *** and other *** of their ***;

6.	*** and *** in any *** and ***;

7.	Administer an *** at the ***: (a) for *** through ***; and (b) for *** and ***: *** through *** of each *** for the ***;

8.	*** for *** of other *** of the *** of such other ***, and other *** in ***;

9.	*** and *** for *** of *** other *** that an *** for *** in *** of *** of *** required of *** by ***; and,

10.	*** and *** by *** for the purposes of *** and *** in accordance with *** in *** and any standards *** in the ***.
B.	Enrollment Forms and Materials. USPG shall:
1.	Jointly develop with CIGNA enrollment forms that satisfy CMS requirements and are approved by CMS;
2.	Within the time period required by *** of *** from *** of an *** to *** with the ***:
•	include the ***,
•	exclude the *** and ***, and *** an *** number, and
•	include the *** of *** with ***;
C.	***. USPG shall:
1.	Administer an *** jointly developed with *** that satisfies CMS guidelines ***:
•	*** applying for enrollment *** PDP within timeframes specified by CMS ***;
•	initiating appropriate follow up with beneficiaries who have *** of *** of such *** or such period *** in the ***; and

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•	making *** effective according to the *** associated with the *** in which the ***.
2.	Within *** of *** of a *** the ***. Notify applicants of the acceptance or denial of their enrollment application within *** of *** of *** of such *** or ***.
3.	Notify each *** to or at the time of ***, of ***and disclosures of the ***, and the *** and *** with respect to such ***.
4.
Administer a process to *** that *** in the *** and *** the ***. Such process shall involve a *** by the ***. As the Parties may so agree, *** make a “***” call within such time and using such script as jointly agreed to by the Parties.

5.	Accept enrollments from beneficiaries.
6.	Enroll Medicare beneficiaries who are eligible for Part D and reside in the PDP’s Service Area during allowable enrollment periods according to CMS requirements with no underwriting;
7.
To the extent practicable, not enroll any beneficiary who is already enrolled in a Part D plan or, who is identified as a member of a Medicare Advantage plan (other than a private fee-for-service plan that does not provide qualified prescription drug coverage or an MSA plan) and provide *** of the *** and the reason[s] therefor.

8.	Not enroll beneficiaries except during allowable enrollment periods specified by CMS.

9.	Accept and process any *** by *** of *** and *** to enroll in a Part D plan.

10.	Develop policies and procedures for addressing beneficiary requests for a and verifying a beneficiary’s eligibility for a ***.

11.	Receive enrollment forms from Enrollees and retain such forms in paper form.

12.	*** the *** in accordance with *** of this Agreement.

13.	Agree in the *** and *** for the foregoing functions.
D.	Maintenance of Enrollment. An Enrollee shall remain enrolled in the PDP until one of the following occurs:
•	The individual *** in *** or ***;

•	The individual *** from the ***;

•	The individual is *** from the ***;

•	The PDP is *** within the *** in which the individual ***; or

•	*** a *** in another *** in accordance with ***.
E.
Disenrollment Management. USPG shall administer the PDP’s disenrollment process in accordance with policies and procedures jointly developed by the parties and in accordance with CMS disenrollment procedure requirements.

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1.	***. USPG will *** and *** from ***:
(i)	Submit a *** to *** within ***;

(ii)	Provide the *** with a *** of *** as

(iii)	File and retain *** requests for the period specified in ***.
2.	***.
(i)	USPG shall *** and *** of *** in accordance with applicable CMS requirements. Except as permitted by CMS regulations, USPG shall not *** the ***, or *** or in ***, or by any *** or ***.
(ii)	***. USPG shall *** an *** in any of the following circumstances: (a) Any *** is not *** on a ***, as specified under paragraph ***; or (b) The *** has ***, as specified under ***.
(iii)
***. USPG shall *** an *** in any of the following circumstances: (a) The ***; (b) The ***; (c) ***; (d) *** is terminated by *** (e) ***, as determined by ***, to the *** or *** that the individual has or expects to *** for ***. USPG shall *** with the *** through ***.

(iv)	***. USPG shall prepare a *** of ***.
3.	***.
(i)	If the *** is for any of the reasons specified in Sections B, C(i) or (iv) of this section (that is, other than *** or *** of ***) USPG shall give the *** of the *** is *** to *** the *** to ***.

(ii)	*** for reasons specified in Sections B, C(i) and (iii) shall:
•	Be provided to the individual before submission of the disenrollment notice to CMS; and

•	Include an explanation of ***.
4.	***. USPG will *** in the event of a *** of the *** and *** for *** in accordance with ***.

5.	Agree in the *** to *** and *** standards for ***.
F.	Maintenance and Reporting of Data. USPG shall provide the data required in *** in the *** and at the *** therein. USPG shall maintain *** to *** the *** of such *** or the ***.

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EXHIBIT 1.06
ENROLLEE INQUIRIES AND GRIEVANCE PROCESSING
USPG shall be responsible for communications from Enrollees as set forth herein. USPG shall administer the PDP’s enrollee inquiries grievance procedures in accordance with CMS requirements set forth at 42 C.F.R. § 423.564 and Chapter 18 of the Prescription Drug Benefit Manual—Part D Enrollee Grievances, Coverage Determinations, and Appeals. For purposes hereof, a “grievance” is any complaint or dispute, other than one that involves a coverage determination, expressing dissatisfaction with any aspect of CIGNA’s or any of its subcontractors’ and providers’ operations, activities, or behavior, regardless of whether remedial action is requested. The grievance procedure is separate and distinct from the appeal procedure. The PDP’s appeal procedure shall be the sole responsibility of CIGNA. An “inquiry” is any communication from an Enrollee that is not a grievance or an appeal. An “Enrollee” includes an Enrollee’s representative. All communications from providers shall be directed to CIGNA.
A.	General Requirements
1.
USPG will develop protocols and definitions sufficient to enable its Customer Service Representatives (“CSRs”) accurately to distinguish and classify Enrollee inquiries, grievances (including types of grievances), and appeals. Such protocols and definitions are subject to review and comment by CIGNA.

2.	USPG will maintain an accuracy rate to be determined in the SLA in its identification and classification of inquiries, grievances, and appeals.
3.	USPG will audit for the accuracy of its identification and classification of inquiries, grievances, and appeals based on audit frequencies and sample sizes agreed upon by the parties.
4.	CIGNA will provide, or provide access to, any information within its, or its designee’s, control necessary to USPG to perform the services described herein.
5.
The Parties shall develop processes which will enable USPG to refer all communications from providers to CIGNA and all Enrollee communications about mail order prescriptions covered under Part D to CIGNA.

B.	Enrollee Inquiries
1.	Telephone Inquiries. USPG shall handle all telephonic inquiries by Enrollees or Enrollee representatives in a timely, courteous, professional, and culturally competent manner.
(a)	The service levels for timeliness and accuracy in responding to such inquiries shall be the same as set forth in Exhibit 1.03 of this Agreement.

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(b)
USPG shall maintain and report data on telephonic inquiries in the formats and at the times set forth in Section VIII of CMS’s Final Medicare Part D Reporting Requirements. USPG shall maintain sufficient records to support the accuracy of such reported data in the event of an audit by CMS or the HHS OIG.

2.
Written Inquiries. USPG shall be responsible for responding to all written inquiries from Enrollees or Enrollee representatives in a timely, accurate, professional, and culturally competent manner. Written inquiries include any correspondence that has been mailed, telecopied, or e-mailed.

(a)
USPG will implement procedures for date stamping, marking for identification, and tracking all written Enrollee inquiries. Date stamping of a percentage specified in the SLA of such inquiries will be accomplished within *** of their *** of *** shall be *** of their ***.

(b)	Written acknowledgement of a written inquiry shall be mailed within 7 days of USPG’s receipt of the inquiry unless a different period is established in the SLA.
(c)	The SLA shall specify written disposition of a specific percentage of all written inquiries shall be mailed *** of USPG’s *** of the *** of *** of *** shall be *** within *** of *** of the ***.
(d)	The minimum acceptable accuracy rate of USPG’s written dispositions shall be identified as a percentage specified in the SLA.
(e)
USPG will implement a process for auditing and monitoring the timeliness and accuracy of USPG disposition of written inquiries based on audit frequencies and sample sizes to be agreed upon by the parties. USPG will provide, on a quarterly basis, reports to CIGNA of USPG’s audits, together with any corrective action taken to remedy any non-compliance with the timeliness and accuracy levels set forth herein.

C.	Grievances
1.
USPG will administer a process jointly developed with CIGNA that is designed to track and address Enrollees’ grievances that includes appropriate timelines, policies and procedures, as well as definitions and protocols for identifying the different types of grievances identified in 42 CFR § 423.564 and Section V of the Final Medicare Part D Reporting Requirements.

2.	USPG will train its staff and any subcontractors involved in the grievance procedure on such policies and procedures in accordance with 42 C.F.R. § 423.564.
3.
USPG will accept grievances from Enrollees by telephone and in writing (including facsimile and in whatever other form CMS requires CIGNA to accept grievances, and reject any that are untimely under 42 CFR § 423.524(d)(2).

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4.	Fraud and Abuse grievances, as defined in Section V of the Final Medicare Part D Reporting Requirements, shall be referred to CIGNA for disposition.
5.
USPG shall notify the Enrollee of the grievance decision as expeditiously as the case requires, based on the Enrollee’s health status, but no later than *** after the date USPG receives the oral or written grievance; provided that USPG may extend the *** timeframe by up to *** if the Enrollee requests the extension or if USPG justifies a need for additional information and documents how the delay is in the interest of the Enrollee. When USPG extends the deadline, it shall immediately notify the Enrollee in writing of the reason(s) for the delay.

6.	USPG shall inform the Enrollee of the disposition of the grievance in accordance with the following procedures:
•	All *** in *** must be ***.
•	*** may be *** to either *** or in ***, unless the *** a ***.
•	*** of *** must be *** to in ***.
7.
USPG shall respond to an Enrollee’s grievance *** if the complaint involves a refusal by CIGNA to grant an Enrollee’s request for an expedited coverage determination under 42 C.F.R. § 423.570 or an expedited redetermination under 42 C.F.R. § 423.584, and the Enrollee has not yet purchased or received the drug that is in dispute.

8.	USPG will maintain, and provide upon request by CIGNA or CMS, access to records on all grievances received both orally and in writing, that includes:
•	Date of receipt of the grievance
•	Mode of receipt of grievance (i.e. fax, telephone, letter, etc.)
•	Person or entity that filed the grievance
•	Subject of the grievance
•	Final disposition of the grievance
•	Date the Enrollee was notified of the disposition.
9.
USPG shall maintain and report data or grievances required in Section V of the Final Medicare Part D Reporting Requirements in the formats and at the times specified therein. USPG shall maintain sufficient records to support the accuracy of such data in the event of an audit by CMS or the HHS Office of Inspector General.

D.	Appeals
The parties shall jointly develop procedures for transmitting to CIGNA, as expeditiously as possible, any appeals received by USPG.

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Exhibit 10.2
EXHIBIT 1.07
DETERMINATION OF COMPENSATION AND SERVICES RELATED TO THE 2007
AND SUBSEQUENT PLAN YEARS
SERVICES
USPG shall provide to CIGNA the services enumerated in this Exhibit 1.07. The services shall be performed, at a minimum, consistent with the timeliness, accuracy and quality standards set forth in CMS instructions and guidelines, provided, however, that the Parties may agree to standards in addition to, or in excess of, those established by CMS. In the event of a conflict between any provision of this Exhibit 1.07 and any provision of Exhibit 5.04 the latter shall control.
The services are categorized by major business process and process in Table 1.07 and further described below. Each specific service is either included in the fee listed in the Monthly Fee Schedule which is defined below in this Exhibit 1.07 or is available at CIGNA’s option at an additional charge.
Key assumptions for services included in the fee in the Monthly Fee Schedule are as follows:
Marketing/Sales and Enrollment Processing:
*** in the *** represent steady-state operations over the course of the year. Auto-assigned enrollment and CMS web-based enrollment are included in the ***. In addition, up to *** are *** in the ***. Facilitated enrollments and premium billing and collections for CMS and for State Pharmaceutical Assistance Programs implemented on or before May 1, 2006, specifically CT, MD, and ME, are included in the ***. All disenrollments are *** in the ***. Up to *** outbound *** are *** in the ***.
***, including *** to *** and *** beyond that incorporated in the ***, for example, *** an ***, will be *** or *** and documented in a Statement of Work (refer to Compensation for Optional Services).
Post-enrollment Service
*** in the *** represent steady-state operations over the course of the year.

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 *** will be *** on a *** or *** and documented in a Statement of Work (refer to Compensation for Optional Services).
Reporting
*** in the *** represent steady-state operations over the course of the year.
Table 1.07. Services by Major Business Process.

Service
Included
in
Monthly
Major Business			Fee or
Process	Process	Service	Optional
Marketing/Sales	Enrollment Call Center	Incoming calls related to information requests and/or resulting enrollment	***
		Outgoing calls related to information requests and/or resulting enrollment	***
		Outbound Call Marketing Campaign — both live and IVR	***
		Call Center Operations	***
	Retention Campaign	Outbound calling campaigns to drive member retention. Up to 3 IVR campaigns per year are included in the Monthly Base Fee.	***
	Marketing Campaign	TV, radio, direct mail, print, & event — Includes creative, production, execution and measurement	***
	Fulfillment	Mailing of plan promotional materials — postcards, brochures, mailers, etc. CMS Plan documents — mailing of Information Enrollment Guide — CMS Enrollment Form (Exhibit 1) and Summary of Benefits ***and *** to ***	*** ***

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Service
Included
in
Monthly
Major Business			Fee or
Process	Process	Service	Optional
Enrollment Processing	Enrollment Processing	Processing of phone and/or paper applications	***
		Downloading and processing Web enrollment	***
		Receiving and processing of CMS Auto-enrollee and facilitated enrollment files	***
		Follow-up and completion of incomplete enrollment applications	***
	Systems Availability	Hours of availability — In support of phone enrollment	***
	Fulfillment resulting from enrollment request - Prior to CMS processing	Mailing of Exhibit 2 — Acknowledge Receipt of Completed Enrollment Letter	***
		Mailing Exhibit 6 — PDP Denial of Enrollment (where applicable)	***
	File Transfers	Sending file of Enrollment records to CMS	***
		Sending Fulfillment records to Fulfillment Vendor	***
		Sending Eligibility records to CIGNA and ARGUS	***
Post-Enrollment Service	Member Service Call Center	All incoming calls related to member services	***
		Call Center Operations	***
	Processing of Enrollee Initiated Changes and submission of changes to CMS	Eligibility/Enrollment maintenance (e.g. change of address, disenrollment or cancellation requests, etc.) in accordance with PDP Eligibility, Enrollment and Disenrollment Guidance.	***
	Processing as a result of CMS TRR	NH systems processing and reconciling the CMS Transaction Reply File (TRR) e.g. enrollment approvals, eligibility updates, etc.	***
		Sending eligibility updates to CIGNA and ARGUS	***

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Service
Included
in
Monthly
Major Business			Fee or
Process	Process	Service	Optional
		Sending CMS Plan Payment Report, TRR and MMR records to CIGNA	***
		Sending fulfillment records to Fulfillment Vendor	***
	Fulfillment as a result of CMS TRR File processing (e.g. responses for records sent to CMS and CMS reported eligibility changes)	Mailing of Welcome Kit — including ID Card, evidence of coverage, etc. for approved enrollees ***and *** to ***	***
		Mailing of all CMS mandated Exhibits per PDP Eligibility, Enrollment and Disenrollment Guidelines (excluding those items included in the Welcome kit)	***
	Other Fulfillment	Processing and mailing of annual COB Survey	***
		Upon member request, processing and mailing of: Caregiver forms, HIPAA Privacy Forms, Formularies, Pharmacy Directories, Summary of Benefits, Credit Card/ACH forms, Disenrollment forms, Claim forms, EOB copies.	***
	Systems Availability	In support of member services hours of operation	***
	Enrollee written inquiries	Responding to inquiries from enrollees in writing and consistent with CMS requirements	***
	CMS Complaint	Responding to CMS caseworker reported complaints and maintenance of CMS complaint log	***
	Handling of Grievances	Accept and respond to member grievances received via telephone and in writing	***
	Premium Billing and Collection	For members who choose direct bill, produce and mail invoices monthly.	***

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Service
Included
in
Monthly
Major Business			Fee or
Process	Process	Service	Optional
		Collect, process and apply member payments monthly.	***
		Provide members with payment options other than direct bill including recurring or one-time credit card and recurring ACH. Process and reconcile transactions monthly.	***
		Bill and invoice other payors participating or contracted with CIGNA for the CIGNATURE Rx program including but not limited to State Pharmaceutical Assistance Programs. Assumes other payors use current processes and formats.	***
		Collect, process and apply payments and adjustments from other payors participating or contracted with CIGNA for the CIGNATURE Rx program including but not limited to State Pharmaceutical Assistance Programs. Assumes other payors use current processes and formats.	***
		Create billing records for payors not invoiced including but not limited to CMS, SPAPs, SSA, etc.	***
		Collect, process and apply payments and adjustments from CMS including but not limited to (low income payments, SSA withholding, etc.)	***
		Process refunds for members and other payors as necessary.	***
		Perform collections activities for overdue premium including sending appropriate letters and exhibits as mandated by CMS.	***

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Service
Included
in
Monthly
Major Business			Fee or
Process	Process	Service	Optional
		Reconcile payment and refund activity monthly and perform necessary follow-up with payors, including but not limited to CMS, SPAPs, and financial institutions, to resolve discrepancies and reconciling items.	***
Provide monthly data feeds for billed premium and cash applied and unapplied to CIGNA with control reports.
Provide monthly reporting including:
Cash Payment reconciliations with aging of reconciling items.
		Uninvoiced members with estimated amounts and appropriate aging Accounts Receivable and Paid-In-Advance Reporting with appropriate Aging.	***
		Support external audits including but not limited to CMS and state agencies. Support may include supplemental reporting, access to books and records.	***
		Maintain transaction level detail and history for a 10 year period consistent with CMS requirements.	***
Reporting	Reporting to CMS Per PDP Final Reporting Requirements	USPG shall maintain and report call center statistics and data on telephonic inquiries as specified in Section VIII of CMS’s Final Medicare Part D Reporting Requirements, enrollment and disenrollment data as specified in Section 1 of CMS’s Final Medicare Part D Reporting Requirements, and grievances data as specified in Section V of CMS’s Final Medicare Part D Reporting Requirements in sufficient time for CIGNA to provide them to CMS at the times set forth in CMS’s Final Medicare Part D Reporting Requirements. USPG	***

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Service
Included
in
Monthly
Major Business			Fee or
Process	Process	Service	Optional
shall maintain sufficient records to support the accuracy of such reported data in the event of an audit by CMS or the HHS OIG.
	Management Information to CIGNA	Standardized program reports including but not limited to those in support of monitoring SLA metrics. USPG shall report to CIGNA the average hold times for calls, call abandonment rates, and related statistics. The format, content, and timing of management reports are to be agreed upon by the Parties.	***
The Services shall be performed with the following expectations:
Marketing/Sales: Enrollment Call Center and Post-Enrollment Service: Member Service Call Center
1.	USPG shall *** and *** to include the ***, as well as ***, and shall establish and maintain a process for confirming that *** and *** and benefits available under the PDP.

2.	USPG will maintain a *** for *** and *** in compliance with standard business practices. USPG agrees to operate the call center in accordance with the following:
•
The call center shall provide thorough information about the PDP’s benefit plans, including co-payments, deductibles, and network pharmacies. Specifically, the call center shall provide the information described below. CIGNA will provide the information within its, or its designee’s, possession to USPG or provide the requisite tools to enable USPG’s access to such information.

•	***;

•	Enrollee ***;

•	Potential for ***;

•	*** for ***;

•	*** in the ***;

•	***;

•	Premiums;

•	***;

•	***;

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•	*** or change in the ***;

•	Information about ***;

•	Information about ***;

•	Information about the *** and ***; and

•	Information on ***.
•	The call center shall incorporate procedures for handling customer complaints;

•	The call center shall provide *** and ***;

•	The call center shall *** and ***, ***, and *** and *** to ***
3.	USPG shall ***, ***, and *** in marketing CIGNA’s PDP to *** and ***. Each such ***, ***, and ***. CIGNA shall have a reasonable period of time within which to review, and comment on, any ***.

4.	USPG will make available to prospective and current Enrollees *** and ***.

5.	USPG shall maintain records and provide support for any ***.
Enrollment Processing and Post-Enrollment Service
A.	***. USPG shall establish and maintain an ***, *** with *** and ***, and has the ***:
1.	*** status data from ***;

2.	Generate ***;

3.	Notify *** when *** changes occur to *** and ***;

4.	Generate *** that *** in support of *** processing;

5.	Provide *** and other ***;

6.	Accept *** and *** enrollments, including ***, ***, ***, and ***;

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7.
Administer an annual enrollment period at the following times: (a) for contract year 2006: November 15, 2005 through May 15, 2006; and (b) for contract year 2007 and thereafter: November 15 through December 31 of each year for the upcoming contract year;

8.	Support ***, enrollees of ***, and other ***;

9.	Collect and exchange information for *** regarding other *** in support of ***; and,

10.	Collect and transmit data elements specified by *** for the purposes of *** and *** in accordance with *** and any standards *** in the ***.
C.	Enrollment Process. USPG shall:
1.	Administer an enrollment process jointly developed with CIGNA that satisfies CMS guidelines and that includes:
•	communicating with beneficiaries who are applying for enrollment in the PDP within ***;

•	initiating appropriate *** in the ***; and

•	making enrollments effective according to the effective date policy associated with the enrollment period in which the enrollment is received.
2.	Notify each Enrollee prior to or at the time of enrollment, of *** of the ***, and the *** and *** with respect to such ***.

3.
Administer a process to confirm that beneficiaries have enrolled in the PDP and ***. Such process shall involve a ***. As the Parties may so agree, USPG shall *** and/or make a *** time and using such *** to by the Parties.

4.	Enroll Medicare beneficiaries who are eligible for Part D and reside in the PDP’s Service Area during allowable enrollment periods *** with no ***;

5.	To the extent practicable, not *** or, *** of a *** and provide *** of the *** and the reason[s] therefor.

6.	Not enroll beneficiaries except during allowable enrollment periods specified by CMS.

7.	Develop policies and procedures for addressing *** for a *** and verifying a *** for a ***.

8.	Receive enrollment forms from Enrollees and retain such forms in ***.

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9.	*** in accordance with Section 9(b) of this Agreement.
D.	Maintenance of Enrollment. An *** of the ***:
•	The individual ***;

•	The individual ***;

•	The individual is ***;

•	The PDP is *** within the *** in which the ***; or

•	CMS enrolls a *** in *** in accordance with ***.
E.
Disenrollment Management. USPG shall administer the PDP’s disenrollment process in accordance with policies and procedures jointly developed by the parties and in accordance with CMS disenrollment procedure requirements.

1.	***. USPG will accept and process *** from *** as specified by CMS. USPG will:
(i)	Submit a *** within ***;

(ii)	Provide the *** with a *** as CMS determines and approves; and

(iii)	File and retain *** for the period specified in ***.
2.	***.
(i)	USPG shall initiate and process *** in accordance with applicable ***. Except as ***, USPG shall not***, or by any *** or *** or ***.

(ii)	***. USPG shall *** in any of the following circumstances: (a) Any ***, as specified under paragraph (d)(1) of this section; or (b) The ***, as specified under paragraph (d)(2) of this section.

(iii)
***. USPG shall *** in any of the following circumstances: (a) The ***; (b) The ***; (c) ***; (d) *** or by *** or through ***; and (e) The individual ***, as determined by ***, to the *** or USPG that the individual has or expects to ***. USPG shall *** accordance with the procedures for *** set forth at ***.

(iv)	***. USPG shall prepare a *** to ensure *** from *** for *** enrollees.

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3.	***.
(i)	If the *** is for any of the reasons specified in Sections B, C(i) or (iv) of this section (that is, other than *** USPG shall give the individual *** with an *** pursuant to *** and any ***.

(ii)	*** for *** in Sections B, C(i) and (iii) shall:
•	Be provided to the individual before *** of the ***; and

•	Include an *** of the *** under the PDP’s ***.
4.	***. USPG will notify *** in the event of a *** of the *** and *** for *** under Part D in accordance with Part ***.
Post-Enrollment Service: Enrollee ***
USPG shall perform the following *** on behalf of CIGNA for Enrollees in accordance with CMS requirements set forth at *** and any CMS guidance, when issued.
1.	By the ***, USPG shall *** under the PDP. USPG shall *** for that *** according to USPG’s enrollment records.

2.	USPG shall permit each Enrollee, at the Enrollee’s option, to *** or other ***.

3.	USPG shall be able to allow Enrollees to *** and ***. USPG shall not *** or the *** for such ***.

4.	USPG shall be able to support *** to and *** from ***.

5.	USPG shall instruct Enrollees to ***, whether by *** or, if ***, ***. All *** by USPG on behalf of CIGNA shall be *** by CIGNA within *** by USPG.

6.	USPG shall update its enrollee records of all ***.

7.
USPG shall administer the policies and procedures jointly developed by the parties in accordance with any applicable CMS guidance regarding the *** and ***. In no event shall an Enrollee *** without ***.

8.	USPG shall be able to identify, *** and *** any *** or on behalf of an Enrollee that is identified by ***.

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9.	USPG shall modify the ***or or loses ***.

10.	USPG shall be able to *** for one or more categories of Enrollees including *** Enrollees.
Post-Enrollment Service: ***
USPG shall be responsible for communications from Enrollees as set forth herein. USPG shall administer the *** procedures in accordance with CMS requirements set forth at *** Part D ***, and ***. For purposes hereof, a ***, other than one that involves a *** with any aspect of ***, regardless of whether ***. The *** is separate and distinct from the ***. The PDP’s *** shall be the sole responsibility of CIGNA. An “inquiry” is any communication from an Enrollee that is not a ***. An “Enrollee” includes an Enrollee’s representative. All communications from providers shall be directed to CIGNA.
A.	General Requirements
1.
USPG will develop protocols and definitions sufficient to enable its Customer Service Representatives (“CSRs”) accurately to distinguish and classify Enrollee ***. Such protocols and definitions are subject to review and comment by CIGNA.

2.	CIGNA will provide, or provide access to, any information within its, or its designee’s, control necessary to USPG to perform the services described herein.

3.
The Parties shall develop processes which will enable USPG to refer communications from providers to CIGNA and Enrollee communications about mail order prescriptions covered under Part D and dispensed by ***.

B.	Enrollee Inquiries
1.	Telephone Inquiries. USPG shall handle all telephonic inquiries by Enrollees or Enrollee representatives in a timely, courteous, professional, and culturally competent manner.

2.
Written Inquiries. USPG shall be responsible for responding to all written inquiries from Enrollees or Enrollee representatives in a timely, accurate, professional, and culturally competent manner. Written inquiries include any correspondence that has been mailed, telecopied, or e-mailed.

C.	***

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1.	*** will administer a process jointly developed with CIGNA that is designed to track and address Enrollees’ ***, as well as definitions and protocols for *** Medicare Part D ***.

2.	USPG will train its staff and any subcontractors involved in the *** procedure on such policies and procedures in accordance with ***.

3.	USPG will accept *** from Enrollees by telephone and in writing (including facsimile and in whatever other form CMS requires CIGNA to accept ***, and ***.

4.	*** Medicare Part D ***, shall be referred to CIGNA for disposition.

5.
USPG shall notify the Enrollee of the *** as the case requires, based on the Enrollee’s health status, but no later than *** after the date USPG receives the ***; provided that USPG may extend the *** timeframe *** if the Enrollee requests the extension or if USPG justifies a need for additional information and documents how the delay is in the interest of the Enrollee. When USPG extends the deadline, it shall immediately notify the Enrollee in writing of the reason(s) for the delay.

6.	USPG shall inform the Enrollee of the disposition of the *** in accordance with the following procedures:
•	All ***.
•	*** may be *** or in ***, unless the ***.
•	*** must be ***.
7.
USPG shall respond to an Enrollee’s *** if the *** involves a refusal by CIGNA to grant an Enrollee’s request for an expedited coverage determination under *** or an expedited ***, and the Enrollee has not yet ***.

8.	USPG will maintain, and provide upon request by CIGNA or CMS, access to records on all *** received both orally and in writing, that includes:
•	Date of receipt of the grievance

•	Mode of receipt of *** (i.e. verbal or written)

•	Person or entity that ***

•	Subject of the ***

•	Final disposition of the ***

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•	Date the Enrollee was notified of the disposition.
D.	Appeals
The parties shall jointly develop procedures for transmitting to CIGNA, as expeditiously as possible, any appeals received by USPG.
COMPENSATION
CIGNA’S PAYMENT OF NATIONSHEALTH’S FEES.
At the conclusion of each month, NationsHealth shall within a reasonable time invoice CIGNA for the amount due NationsHealth. CIGNA shall pay NationsHealth all undisputed amounts within fifteen (15) days of the receipt of such invoice. To properly dispute an amount of an invoice, CIGNA shall notify NationsHealth in writing and give its good faith reasons for disputing the amount of the invoice and any documentation to support its position.
A.	DEFINITIONS
Each of the following shall be as finally determined by CIGNA for applicable periods:
“Base Fees Due NationsHealth” means the sum of the Monthly Fees for the current month and the previous eleven months.
“Membership” means the number of PDP Enrollees effective in the month as reported by CMS (including restatements) to which NationsHealth is providing Services.
“Monthly Fees” means the applicable amount from the Monthly Fee Schedule of this Exhibit based on the monthly Membership as reported by CMS (including restatements).
B.	Calculation of Amount Due NationsHealth
The monthly amount due NationsHealth will be calculated as follows:

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a.) Base Fees Due NationsHealth

b.) Less: Amounts paid by CIGNA to NationsHealth for Base Fees Due NationsHealth for the previous eleven months

c.) Plus: Any unpaid amounts owed to NationsHealth

d.) Less: Any unpaid amounts due to CIGNA.
C.	Monthly Fee Schedule

***	Monthly Fee
***	***
***	***
***	***
***	***
***	***
Both parties agree to negotiate in good faith a revised fee schedule in the event ***.
D.	Compensation for ***
CIGNA shall compensate NationsHealth for the performance of any *** or *** mutually-agreed upon rate. Prior to commencing any such *** or ***, NationsHealth must deliver to CIGNA a ***, which will contain (i) a reasonably detailed description of the ***, (ii) the *** for ***, identified by ***, (iii) the *** corresponding to each ***, (iv) *** of any ***, and (v) a schedule of ***. *** must be mutually agreed upon and signed by the Parties.

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The Parties have agreed that ***related to *** generally described in *** is the responsibility of ***, except *** has agreed to *** to support implementation of the *** and changes required by CMS for the 2007 contract year which will be documented in statements of work as outlined above.
E.	*** Obligation of NationsHealth
If, at any time during the term of this Agreement or any renewal term, NationsHealth or USPG *** is applicable to CIGNA under this Agreement, then in such event the *** CIGNA to NationsHealth or USPG shall be ***, subject to the following terms: *** shall not be adjusted for any period of time during which USPG is ***, except that to the extent NationsHealth and/or USPG is ***, to more than *** at any given time, then regardless of whether the *** is being met, the *** for any period of time during which the number of *** from USPG is one of the highest ***, when comparing the number *** from NationsHealth and/or USPG for each of such ***. For purposes of determining whether NationsHealth or USPG *** NationsHealth and USPG shall NOT be deemed to be ***: (i) if NationsHealth and/or USPG is providing both the *** plus any additional *** beyond those being provided *** (e.g., there is no *** if NationsHealth and/or USPG is *** as well as *** (including without limitation ***) *** and/or its enrollees beyond those being *** and its Enrollees); (ii) if NationsHealth and/or USPG is *** to both Part D enrollees and other non-Part D enrollees of such PDP sponsor beyond the type of CIGNA enrollees receiving services from USPG (e.g., there is no *** if NationsHealth and/or USPG is providing Services or substantially similar services to both Part D enrollees and commercial enrollees of such PDP sponsor and USPG is not providing same to both Part D Enrollees and commercial enrollees of CIGNA); or (iii) if NationsHealth and/or USPG is ***, rather than a stand-alone Part D prescription drug plan.

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Exhibit 10.2
EXHIBIT 1.08
FORM OF JOINT PURCHASE ORDER

Purchase Order Number:

Date:

Vendor:

Description of Goods or Service:

Service Commencement/Delivery Date:

Projected Total Cost:

Payment Responsibility: (Check one) NationsHealth _________	CIGNA ____________

Authorized by:

NATIONSHEALTH, INC.	CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:	By:

Date:	Date:

Authorized Signatories:	Authorized Signatories:
Glenn Parker	Michael Ferris
Lew Stone	John Rottkamp
Tim Fairbanks	Terri Swanson
Robert Tremain

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EXHIBIT 1.09
NATIONSHEALTH DEVELOPMENTAL COSTS
NationsHealth Developmental Costs are currently estimated to be ***, which amount represents the estimated costs for NationsHealth or USPG to develop, implement and deploy the systems, capabilities and functionalities required to fulfill their obligations and to otherwise satisfy the requirements under the Agreement including, but not limited to, the following:
•	The systems and infrastructure described in Exhibit 1.02, except for item (E).
•	The capabilities and functionalities to perform the Services described in Exhibits 1.03 through 1.06 including necessary information and reporting systems.
•
Necessary enhancements to NationsHealth and/or USPG systems and capabilities in order to comply with CIGNA policies, procedures, programs and other requirements that are reasonably necessary to support the PDP that have not been developed and/or communicated to NationsHealth or USPG as of the Effective Date of this Agreement.

•	Obtaining state insurance licenses pursuant to Section 4.01.
The above cost amount is an estimate. NationsHealth will spend the amounts required for the purposes described in the first paragraph above, provided, however, that NationsHealth’s Developmental Costs shall not exceed *** without the prior written consent of CIGNA.
CIGNA shall compensate NationsHealth for the performance of any optional services or developmental work on a project basis at a mutually-agreed upon rate. Prior to commencing any such optional service or developmental work, NationsHealth must deliver to CIGNA a proposed written statement of work, which will contain (i) a reasonably detailed description of the scope of the work to be performed, (ii) the number of hours required for personnel to perform the work, identified by job title, (iii) the hourly rate corresponding to each job title, (iv) itemized estimates of any non-labor expenses, and (v) a schedule of deliverables. Each final statement of work must be mutually agreed upon and signed by the Parties.
The Parties have agreed that development work related to the ongoing maintenance, enhancement and regulatory compliance of the systems generally described in Exhibits 1.02-1.07 is the responsibility of *** to support implementation of the Service Level Requirements and changes required by CMS for the 2007 contract year which will be documented in statements of work as outlined above.

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EXHIBIT 2.02
CIGNA DEVELOPMENTAL COSTS
CIGNA Developmental Costs include:

•	CIGNA internal system modifications required to support the PDP currently estimated at ***.

•	Build up (in late 2005) of operational personnel required to support the PDP currently estimated at ***.

•	Buildup (in late 2005) of operational facilities required to support the PDP currently estimated at ***.
These costs are estimates. CIGNA will spend the amounts required to develop PDP capabilities, provided, however, that CIGNA’s Developmental Costs shall not exceed *** without the prior written consent of NationsHealth.

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EXHIBIT 3.01
INTERIM COMPENSATION
General Principles
The Parties, meaning CIGNA on one hand and USPG and/or NationsHealth on the other hand, intend to account for the activities described in this Agreement as if such activities constituted a separate line of business for purposes of sharing the financial effects of certain PDP-associated expense variances.
No Intent to Create Reinsurance
In agreeing to this arrangement, both parties have independently formed a belief that, in the event of a loss under any of CIGNA’s Part D contracts covered by this Agreement, this provision does not give rise to a contract for reinsurance against an underwriting loss by CIGNA. CIGNA shall bid its Part D Contracts intending to realize net profits and shall, to the extent necessary and permitted by CMS, charge an additional premium to eligible Enrollees in order to perform the Part D contracts profitably. The parties acknowledge that the unprecedented nature of the Medicare Part D product makes it impossible to predict the profitability of the Part D contracts with any certainty. If CMS, or any other Governmental Authority, were to determine that this profit and loss sharing arrangement constituted a form of reinsurance, the parties agree to negotiate, in good faith, an alternative compensation method that approximates the anticipated economic benefits or obligations of the Parties that will arise under this arrangement.
Interim Compensation
This Exhibit 3.01 provides that certain “Scheduled Marketing and Enrollment Expenses” (set forth in Attachment A) incurred by CIGNA and/or NationsHealth during the period February 20, 2006 through May 15, 2006 (or such later date to which CMS may extend the initial annual enrollment period for the 2006 plan year) are amortized over the period from the date incurred through December 2007, for purposes of determining the expenses to be deducted from Aggregate Actual Premium in determining the monthly Non-Claim Element Variance.
A.	Definitions
Each of the following shall be as finally determined by CIGNA for applicable periods:
“Actual Aggregate Claims Cost” means actual PDP claims costs incurred by CIGNA or an Affiliate, net of adjustments required by CMS, including all pharmaceutical company-related revenues, such as rebates and any other revenues that may be received by CIGNA or an Affiliate as an offset to claims costs, and all appropriate reserves required by CMS.
“Advanced Expense Payments” means any advanced payments made to NationsHealth from CIGNA.

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“Aggregate Actual Premium” means the total premiums received from Enrollees and from CMS.
“Aggregate ***” means the Aggregate ***.
“Aggregate CIGNA ***” means the product of actual Enrollee months multiplied by the CIGNA ***.
“Aggregate CIGNA Target Margin” means the CIGNA Target Margin multiplied by the actual number of Enrollee months.
“Aggregate Expected Claims Cost” means the product of actual Enrollee months multiplied by the Expected Claims Cost per Enrollee.
“Aggregate NationsHealth ***” means the product of actual Enrollee months multiplied by the NationsHealth ***.
“Aggregate NationsHealth ***” means the NationsHealth Target Fee multiplied by the actual number of Enrollee months.
“CIGNA ***” means a *** amount, calculated as the sum of *** by CIGNA in 2005 *** (the product of ***), plus, if additional CIGNA *** in any month in 2006, an additional *** amount calculated as the additional CIGNA *** represents the rate at which ***; provided however, the Parties understand and agree that the time frame within which CIGNA will recoup the CIGNA *** based on the CIGNA Development Cost Recovery Rate will be shorter or longer than *** depending upon the actual number of Enrollees in the PDP in each month and the time period over which CIGNA Development Costs are incurred). ***.
“CIGNA Developmental Costs” means costs paid by CIGNA for the activities enumerated in Exhibit 2.02, subject to the limit set forth in Exhibit 2.02.
“CIGNA Funding Charge” means a financing charge of *** or such later date to which *** and *** in the periodic calculation of the monthly amount due NationsHealth (pursuant to Section D.2.g, below) through December 2007. No CIGNA Funding Charge will be applied after December 2007.
“CIGNA Service Expenses” means expenses incurred by CIGNA that are specifically, directly and reasonably related to the operation of the PDP, excluding the expenses incurred by CIGNA or NationsHealth that are identified in Attachment A (“Scheduled Marketing and Enrollment Expenses”) to this Exhibit 3.01, Interim Compensation.
“CIGNA Target Margin” means a sum not to exceed *** expressed on a PEPM basis.
“CMS Contract Year Advance Expense Amount Percentage” means the sum of: (i) NationsHealth Service Expenses that are expected to be incurred during the 12 months of the

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upcoming CMS contract year, (ii) the Aggregate NationsHealth Developmental Cost Recovery amount expected to be realized during the upcoming CMS contract year, and (iii) the NationsHealth Target Fee that is expected to be realized in the upcoming CMS contract year divided by the amount of premium expected to be collected during the CMS contract year including bad debt. During the first CMS contract year the NationsHealth Service Expenses used in this calculation shall exclude the expected amount of expenses that will be advanced for start-up costs as described in Section C(1), below.
“CMS Contract Year Month” means a month within a CMS contract year.
“Developmental Costs” means the (i) NationsHealth Developmental Costs plus (ii) CIGNA Developmental Costs.
“Expected Claim Cost per Enrollee” means the expected claims cost per Enrollee used by CIGNA in its bid submission to CMS for the PDP pricing based on good faith, best estimate, projections.
“Expense and Profit Premium” means the weighted average of the product of the effective membership of the month of each of the three plan designs and the portion of the bid intended to cover the total expense and ***.
“NationsHealth Developmental Cost Recovery Rate” means the sum of NationsHealth Developmental Costs actually incurred by NationsHealth in 2005 divided ***, plus, if additional NationsHealth Developmental Costs are incurred in any month in 2006, an additional PEPM amount calculated as the additional NationsHealth Developmental Costs *** (i.e., the NationsHealth Developmental Cost Recovery Rate represents the rate at which NationsHealth Developmental Costs would be fully recovered ***; provided however, the Parties understand and agree that the time frame within which NationsHealth will recoup the NationsHealth Developmental Costs will be shorter or longer *** depending upon the actual number of Enrollees in the PDP in each month and the time period over which NationsHealth Developmental Costs are incurred). Once NationsHealth has recouped the NationsHealth Developmental Costs, the NationsHealth Developmental Cost Recovery Rate will be zero.
“NationsHealth Developmental Costs” means costs paid by NationsHealth for the activities enumerated in Exhibit 1.09 subject to the limit set forth in Exhibit 1.09.
"NationsHealth Target Fee” means ***.
“NationsHealth CIGNA-Funded Interim Service Expenses” means a monthly amount used in connection with the determination of the Non-Claim Element Variance, calculated as follows:
(1)
determine the “Scheduled Marketing and Enrollment Expenses” (as described in Attachment A) actually incurred by CIGNA or NationsHealth as authorized through the issuance of a Joint Purchase Order during the period February 20, 2006 through

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May 15, 2006 (or such later date to which CMS may extend the initial annual enrollment period for the 2006 plan year); and,

(2)
amortize such actual Scheduled Marketing and Enrollment Expenses on a level monthly basis according to the following schedule: such Scheduled Marketing and Enrollment Expenses incurred from February 20, 2006 through March 2006 shall be amortized over the twenty-two month period extending from March 2006 through December 2007; such Scheduled Marketing and Enrollment Expenses incurred in April 2006 shall be amortized over the twenty-one month period extending from April 2006 through December 2007; and such Scheduled Marketing and Enrollment Expenses incurred in May, 2006 shall be amortized over the twenty month period extending from May 2006 through December 2007.

If CMS extends the initial annual enrollment period for the 2006 plan year beyond May 2006, the additional Scheduled Marketing and Enrollment Expenses for each month of such extension shall be similarly amortized on a monthly basis from the month incurred through December 2007. In no event shall NationsHealth CIGNA-Funded Interim Service Expenses include expenses in connection with any plan year other than 2006, or include any expenses reported by NationsHealth under any category of expenses or costs defined herein, other than NationsHealth Marketing and Beneficiary Communication Expense.
“NationsHealth ***” means actual expenses incurred by NationsHealth for services that consist of the activities enumerated in Section 1.02 (Part D Capability), excluding (i) those activities described in Section E of Exhibit 1.02, (ii) those activities performed in connection with the initial establishment of the capabilities described in Exhibit 1.02, and (iii) and any major capital investment and any major upgrade unless the treatment for such capital investment and major upgrade has been reasonably determined by the parties to be a service expense, Section 1.04 (Enrollment Billing and Premium Collection), Section 1.05 (Enrollment and Eligibility), and Section 1.06 (Enrollee Inquiries and Grievance Processing), as well as those beneficiary communication services enumerated in Section 1.03 that relate to post-enrollment activities only and are not identified in Attachment A (“Scheduled Marketing and Enrollment Expenses”) to this Exhibit 3.01, Interim Compensation.
“NationsHealth Marketing and Beneficiary Communication Expenses” means actual expenses incurred by NationsHealth for services that consist of the activities enumerated in Sections 1.03 (Marketing and Beneficiary Communication) provided, however, that such expenses shall relate to pre-enrollment activities only and shall be identified in Attachment A (“Scheduled Marketing and Enrollment Expense”) to this Exhibit 3.01, Interim Compensation and shall have been authorized by the issuance of a Joint Purchase Order.
“NationsHealth Service Expenses” means the total of NationsHealth Enrollment Billing, Premium Collection, Eligibility, and Inquiry/Grievance Handling Expenses and NationsHealth Marketing and Beneficiary Communication Expenses
“Non-Claims Element Variance” means the calculation described in Section D (3) of Exhibit 3.01.

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“PEPM” means per Enrollee per month.
“Preliminary Actual CIGNA Margin” means the Aggregate CIGNA Target Margin *** the Non-Claims Element Variance *** the Aggregate Claims Cost Variance for the first CMS contract year calculation.
“Preliminary Actual NationsHealth Fee” means the Aggregate NationsHealth Target Fee ***.
“Required Target Capital Level” means *** based *** by the ***, or any *** or, in the absence of such ***,***.
“Start-Up Month” means each of the months from September 2005 through February 19, 2006.
“Supplemental NationsHealth Fee” means a fee to be paid if Preliminary Actual CIGNA Margin *** and *** is less than ***. In such case, the Supplemental NationsHealth Fee shall be *** or (ii) ***. In all other instances the Supplemental NationsHealth Fee ***.
B.	Establishment of Target Margin and Target Fee Levels; Year-End Reconciliation.
1.) Annual Identification of CIGNA Target Margin and NationsHealth Target Fee Levels
By May 15, 2005 for the 2006 CMS contract year and not less *** bid submission date (which the Parties anticipate will be the first Monday in June) for PDP pricing for every subsequent CMS contract year CIGNA shall specify its required CIGNA Target Margin. PDP pricing shall be determined by CIGNA.
2.) Year-End Reconciliation
No later than 180 days following the end of each CMS contract year, CIGNA shall perform a reconciliation of monthly settlements under this Agreement. As part of such reconciliation CIGNA will determine and pay to NationsHealth the Supplemental NationsHealth Fee, if any, due to NationsHealth for the expiring CMS contract year including the reconciliation of all Advance Expense Payments. See Attachment B.
3.) Termination
A final settlement will be made within 180 days upon termination or expiration of the Agreement to capture any late reporting of the components used in the Monthly Settlement Process. No additional adjustment will be made for the unamortized Developmental Costs.

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C.	NationsHealth Expense Advance Process
1.) Start-Up Months. Not later than 7 days prior to each Start-Up Month, CIGNA and NationsHealth will mutually agree to the expected level of NationsHealth Service Expenses for the upcoming Start-Up Month. CIGNA will make Advance Expense Payments to NationsHealth in two equal payments of 25 percent (25%) of this amount by the 7th and 21st of the corresponding Start-Up Month.
2.) Contract Year. Not later than the first business day of each month, NationsHealth will provide CIGNA with a current estimate of that month’s membership and expenses split between NationsHealth Service Expenses (excluding NationsHealth Marketing and Beneficiary Communication Expenses) and NationsHealth Marketing and Beneficiary Communication Expenses. CIGNA will take the NationsHealth current month expense estimate and reproject expenses for the remainder of the year. The projected annual NationsHealth Service Expenses (excluding NationsHealth Marketing and Beneficiary Communication Expenses) are then divided by the projected annual Expense and Profit Premium to calculate the Advance Expense Percentage. Not later than 5 days following the mutual agreement of the Advance Expense Percentage, CIGNA will make Advanced Expense Payments to NationsHealth of the amount of the product of the Advance Expense Percentage multiplied by the Expense and Profit Premium, net of CIGNA’s current estimate of Enrollee bad debt.
D.	Monthly Settlement Process
1.) Information Deliveries. Not later than 12 business days after the last day of the preceding month NationsHealth shall furnish to CIGNA, the NationsHealth Enrollment Billing, Premium Collection, Eligibility, and Inquiry/Grievance Handling Expenses, the NationsHealth Marketing and Beneficiary Communication Expenses, and the NationsHealth Developmental Costs for the preceding month. In no event shall NationsHealth submit the same expense under more than one of the foregoing categories. Not later than 12 business days after the last day of the preceding month CIGNA shall furnish to NationsHealth the CIGNA Service Expenses, the CIGNA Developmental Costs, the Scheduled Marketing and Enrollment Expenses incurred by CIGNA and Expense and Profit Premium. NationsHealth shall furnish to CIGNA the actual PDP enrollment. After a review period of not more than 10 business days after the date of CIGNA’s delivery of the information described above, CIGNA shall calculate and pay the amount due to NationsHealth in accordance with this Exhibit 3.01.
2.) Calculation of Monthly Amount due to NationsHealth
CIGNA shall calculate the amount due to NationsHealth as the sum of the following for the prior month:
a.)	Actual NationsHealth *** Expenses and actual NationsHealth Marketing and Beneficiary Communication Expenses;

b.)	plus *** of the ***;

c.)	plus Aggregate ***;

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d.)	plus Aggregate ***;

e.)	minus the ***;

f.)	minus ***.
3.) Determination of Non-Claim Element Variance. CIGNA shall determine the Non-Claim Element Variance for each month as follows:
Non-Claim Element Variance shall be determined by subtracting from Expense and Profit Premium for the prior month all of the following as calculated for the same month:
a.)	***;

b.)	Aggregate ***;

c.)	Aggregate ***;

d.)	Aggregate ***;

e.)	Aggregate ***;

f.)	***;

g.)	***; and

h.)
NationsHealth CIGNA-Funded Interim Service Expenses (for clarification, the monthly amortized amount of the actual Scheduled Marketing and Enrollment Expenses incurred by NationsHealth and authorized through the issuance of a Joint Purchase Order.)

Attachment A: Scheduled Marketing and Enrollment Expenses
Attachment B: Demonstration of Year End Variance Illustration

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Exhibit 10.2
EXHIBIT 4.03(d)
EXCEPTION TO ***
The Parties acknowledge and agree that *** except that NationsHealth and USPG *** CIGNA shall take the necessary ***.

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EXHIBIT 4.06
BUSINESS ASSOCIATE AGREEMENT
This Agreement, effective ________________, is by and between ____________________[Insert name of specific CIGNA Covered Entity], its subsidiaries and affiliates, (“CIGNA”) and _______________ [Insert name of vendor] (“Vendor”).
WHEREAS, CIGNA and Vendor have entered into certain agreements, including but not limited to those agreements referred to in Appendix “A”, under which Vendor provides certain services to CIGNA; and
WHEREAS, the parties are entering into this Agreement to comply with the Privacy Standards and the Security Standards as those terms are defined in this Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, and in affirmation of the existing agreements referred to in Appendix “A”, intending to be legally bound, the parties hereto agree as follows:

I.	DEFINITIONS
Capitalized terms used herein without definition shall have the respective meanings assigned to such terms herein, including Part III of this Agreement. Such defined terms shall supercede similar defined terms as set forth in the applicable Vendor Agreements.

II.	OBLIGATIONS OF VENDOR
Section 1. Use and Disclosure of Protected Health Information.
Vendor may use and disclose Protected Health Information only to carry out the obligations of Vendor set forth in this Agreement, the applicable Vendor Agreement or as required by law, subject to the provisions set forth in this Agreement. Vendor shall neither use nor disclose Protected Health Information for the purpose of creating de-identified information that will be used for any purpose other than to carry out the obligations of Vendor set forth in this Agreement or the applicable Vendor Agreement, or as required by law.
Section 2. Safeguards Against Misuse of Information.
Vendor agrees that it will implement appropriate safeguards to prevent the use or disclosure of Protected Health Information in any manner other than pursuant to the terms and conditions of this Agreement. Vendor shall implement administrative, physical, and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the Electronic Protected Health Information that it creates, receives, maintains, or transmits on behalf of CIGNA as required by the Security Standards.

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Section 3. Reporting of Disclosures of Protected Health Information; Reporting of Security Incidents.
Upon becoming aware of a use or disclosure of Protected Health Information in violation of this Agreement or upon becoming aware of any Security Incident, Vendor shall promptly report such use or disclosure or Security Incident to CIGNA in the following time and manner: (i) any actual, successful Security Incident will be reported to CIGNA in writing within 3 business days of the date on which Vendor first becomes aware of such actual, successful Security Incident and (ii) any attempted, unsuccessful Security Incident of which Vendor becomes aware will reported to CIGNA in writing on a reasonable basis. If the Security Standards are amended to remove the requirement to report unsuccessful attempts of unauthorized access, this requirement shall no longer apply as of the effective date of that amendment.
Section 4. Agreements with Third Parties.
Vendor shall ensure that any agent or subcontractor of Vendor to whom Vendor provides Protected Health Information that is received from CIGNA, or created or received by Vendor on behalf of CIGNA, agrees to be bound by the same restrictions and conditions that apply to Vendor pursuant to this Agreement with respect to such Protected Health Information. Vendor warrants and represents that in the event of a disclosure of Protected Health Information to any third party, Vendor will make reasonable efforts to limit the information disclosed to the minimum that is necessary to accomplish the intended purpose of the disclosure. Vendor shall ensure that any agent or subcontractor of Vendor to whom Vendor provides Electronic Protected Health Information agrees to implement reasonable and appropriate safeguards to protect such information.
Section 5. Access to Information.
In the event Vendor maintains Protected Health Information in a Designated Record Set, Vendor shall, within five (5) business days of receipt of a request from CIGNA, provide to CIGNA Protected Health Information in Vendor’s possession that is required for CIGNA to respond to an individual’s request for access to Protected Health Information made pursuant to 45 C.F.R. § 164.524 or other applicable law. In the event any individual requests access to Protected Health Information directly from Vendor, whether or not Vendor is in possession of Protected Health Information, Vendor may not approve or deny access to the Protected Health Information requested. Rather, Vendor shall, within two (2) business days, forward such request to CIGNA.
Section 6. Availability of Protected Health Information for Amendment.
In the event Vendor maintains Protected Health Information in a Designated Record Set, Vendor shall, within five (5) business days of receipt of a request from CIGNA, provide to CIGNA Protected Health Information in Vendor’s possession that is required for CIGNA to respond to an individual’s request to amend Protected Health Information made pursuant to 45 C.F.R. § 164.526 or other applicable law. If the request is approved, Vendor shall incorporate any such amendments to the Protected Health Information as required by 45 C.F.R. §164.526 or other

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applicable law. In the event that the request for the amendment of Protected Health Information is made directly to the Vendor, whether or not Vendor is in possession of Protected Health Information, Vendor may not approve or deny the requested amendment. Rather, Vendor shall, within two (2) business days forward such request to CIGNA.
Section 7. Accounting of Disclosures.
Vendor shall, within ten (10) business days of receipt of a request from CIGNA, provide to CIGNA such information as is in Vendor’s possession and is required for CIGNA to respond to a request for an accounting made in accordance with 45 C.F.R. § 164.528 or other applicable law. In the event the request for an accounting is delivered directly to Vendor, Vendor shall, within ten (10) business days, forward such request to CIGNA and any such information as is in Vendor’s possession and is required for CIGNA to respond to a request for an accounting made in accordance with 45 C.F.R. § 164.528 or other applicable law. It shall be CIGNA’s responsibility to prepare and deliver any such accounting requested.
Section 8. Availability of Books and Records.
Vendor hereby agrees to make its applicable internal practices, books and records available to the Secretary for purposes of determining CIGNA’s compliance with the Privacy Standards and the Security Standards. The practices, books and records subject to this Section shall include those practices, books and records that relate to the use and disclosure of Protected Health Information that is created by Vendor on behalf of CIGNA, received by Vendor from CIGNA, or received by Vendor from a third party on behalf of CIGNA.
Section 9. Return of Records.
Upon the termination of each Vendor Agreement, Vendor shall, if feasible, return or destroy all Protected Health Information received from, created or received on behalf of CIGNA that Vendor maintains in any form under such Vendor Agreement, and shall not retain any copies of such Protected Health Information, or if such return or destruction is not feasible, extend the protections in this Agreement to such Protected Health Information and limit further uses and disclosures to those purposes that make the return or destruction of such Protected Health Information infeasible.
Section 10. Authorization to Terminate.
Vendor hereby authorizes CIGNA to terminate the applicable Vendor Agreement and this Agreement if it determines that Vendor has violated a material term of this Agreement in accordance with the terms of the Vendor Agreement.
Section 11. Liability
Any and all matters concerning indemnification and/or limitations as set forth on liability shall be as set forth in the Vendor Agreement.

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III.	DEFINITIONS FOR USE IN THIS AGREEMENT
“Designated Record Set” shall mean a group of records maintained by or for CIGNA that is (i) the medical records and billing records about individuals maintained by or for CIGNA, (ii) the enrollment, payment, claims adjudication, and case or medical management record systems maintained by or for a health plan; or (iii) used, in whole or in part, by or for CIGNA to make decisions about individuals. As used herein, the term “Record” means any item, collection, or grouping of information that includes Protected Health Information and is maintained, collected, used, or disseminated by or for CIGNA.
“Electronic Media” shall mean (1) electronic storage media including memory devices in computers (hard drives) and any removable/transportable digital memory medium, such as magnetic tape or disk, optical disk, or digital memory card; or (2) transmission media used to exchange information already in electronic storage media. Transmission media include, for example, the internet (wide-open), extranet (using internet technology to link a business with information accessible only to collaborating parties), leased lines, dial-up lines, private networks, and the physical movement of removable/transportable electronic storage media. Certain transmissions, including paper, via facsimile, and of voice, via telephone, are not considered to be transmissions via electronic media, because the information being exchanged did not exist in electronic form before transmission.
“Electronic Protected Health Information” shall mean Protected Health Information that is transmitted by or maintained in Electronic Media.
“Individually Identifiable Health Information” shall mean information that is a subset of health information, including demographic information collected from an individual, and
(i)	is created or received by a health care provider, health plan, employer, or health care clearinghouse; and

(ii)
relates to the past, present, or future physical or mental health or condition of an individual; the provision of health care to an individual; or the past, present or future payment for the provision of health care to an individual; and (a) identifies the individual, or (b) with respect to which there is a reasonable basis to believe the information can be used to identify the individual; and

(iii)	relates to identifiable non-health information including but not limited to an individual’s address, phone number and/or Social Security number.
“Privacy Standards” shall mean the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder, including the Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. Parts 160 and 164.
“Protected Health Information” shall mean Individually Identifiable Health Information transmitted or maintained in any form or medium that Vendor creates or receives from or on

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behalf of CIGNA in the course of fulfilling its obligations under this Agreement. “Protected Health Information” shall not include (i) education records covered by the Family Educational Rights and Privacy Act, as amended, 20 U.S.C. §1232g, (ii) records described in 20 U.S.C. §1232g(a)(4)(B)(iv), and (iii) employment records held by CIGNA in its role as employer.
“Secretary” shall mean the Secretary of the Department of Health and Human Services.
“Security Incident", as defined in 45 C.F.R. §164.304, shall mean the attempted or successful unauthorized access, use, disclosure, modification, or destruction of information or interference with systems operations in an information system.
“Security Standards” shall mean the Security Standards, 45 C.F.R. Parts 160 and 164, Subpart C.
“Vendor Agreements” shall mean the agreement(s) in Appendix “A”, and any other agreement under which CIGNA may (a) disclose to Vendor Protected Health Information or (b) Vendor may use Protected Health Information.
IV. EFFECT OF AGREEMENT
To the extent that this Agreement conflicts with the terms of the applicable Vendor Agreement or any other agreement between CIGNA and Vendor relating to the confidentiality of Protected Health Information received or created by Vendor on behalf of CIGNA.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate and signed by their respective officers duly authorized to do so.

Date	[NAME OF VENDOR]

By:

Duly Authorized

Date	[NAME OF CIGNA COMPANY]

By:

Duly Authorized

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EXHIBIT 4.07
PERMITTED SUBCONTRACTS
***
***
***

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EXHIBIT 5.04
SERVICE LEVEL REQUIREMENTS

A.	GENERAL
These Service Level Requirements are an exhibit to the Amended and Restated Preferred Vendor Agreement dated May 26, 2006, (the “Agreement.”) NationsHealth shall perform the Services set forth in Article I (“Services and Obligations of USPG”) of the Agreement in accordance with the terms of the Agreement and the Service Levels set forth in Section B (“Service Levels”) hereof. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement
In accordance with the Agreement, services shall be performed, at a minimum, consistent with timeliness, accuracy and quality standards set forth in CMS instructions and guidelines. The Service Levels defined in these Service Level Requirements are specific to standards of timeliness, accuracy and quality in addition to, or in excess of, the standards that are set forth in the CMS instructions and guidelines. If CMS increases its requirements with respect to a Service Level set forth herein such that satisfaction of the Service Level will not meet the new CMS requirements, such Service Level shall automatically be amended to reflect the new requirements. In addition, should the performance of CMS, Argus Health Systems, Inc., State Pharmaceutical Assistance Programs, brokers or agents, or other organizations outside of NationsHealth’s control directly cause NationsHealth to fail to meet a Service Level, NationsHealth will be relieved from its obligation to meet such Service Level for so long as such performance by the organization persists and continues to cause such failure. Any organization which is a direct or indirect subcontractor of NationsHealth shall not constitute an organization which is “outside of NationsHealth’s control.”
Frequency of Determination: On a monthly basis, CIGNA will determine whether the performance of Services met the applicable Service Level Requirements.

B.	SERVICE LEVELS
1.	*** Service Levels

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a. Timeliness Service Levels
(i) *** required to be *** will be processed and ***.
“Date/time of receipt” means the date/time the paper application arrives at the mail room, the online application is completed and made available for download by CMS or an application is taken verbally, as the case may be.
(ii) ***: At least *** will be made to *** for each *** information will be *** of receipt of ***.
b. Quality/Accuracy Service Levels
(i) ***: No more than *** caused by NationsHealth. A *** of no less than *** will be performed by NationsHealth. During open enrollment, NationsHealth shall have *** from the ***.
(ii) *** of no less than *** will be performed by NationsHealth. During open enrollment, NationsHealth shall have ***.
2.	Enrollment Maintenance Service Levels (Maintenance includes: ***
a. Timeliness Service Levels
(i) Processing of Enrollee Initiated Changes: *** of changes initiated by a beneficiary that must be submitted to CMS will be processed and submitted to CMS within *** of date/time of receipt; ***.
“Date/time of receipt” means the date/time the paper request arrives at the mail room, a fax request is completed or a request is taken verbally, as the case may be.
(ii) Processing of CMS Reported Changes: *** updates from the CMS *** will be processed within *** if there are no *** and there are no new ***.
(iii) Processing of CMS Fallout: ***
•	*** will be *** if applicable *** of processing of *** within ***

•	*** will be *** and *** to the ***.
b. Quality/Accuracy Service Levels

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(i) Quality: No more than *** of all enrollee requested change records ***. *** of no less than *** will be *** by NationsHealth. During open enrollment, NationsHealth shall have *** from the *** the application. *** will be ***.
(ii) Accuracy: *** have the desired result: ***. *** of no less than *** by NationsHealth. During open enrollment, NationsHealth shall have *** the application. *** will be ***.

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3.	Fulfillment Service Levels
a. Timeliness Service Levels
(i) ***: NationsHealth will *** of standard Pre-Enrollment material within *** of the *** within ***, provided a valid *** has been supplied.
(ii) ***: NationsHealth will *** within the timeframes mandated by CMS, specifically including those documented in *** of the ***.
(iii) *** of all written inquiries will be mailed within ***. This service level is capped if the number of written inquiries ***and the *** does not override a CMS service requirement.
(iv) ***: *** will be mailed with respect to *** of all written inquiries *** within *** of receipt. *** This service level is *** of total membership in the plan *** will still be responded to per CMS guidelines and the *** does not override a CMS service requirement.
(v) ***: NationsHealth will perform ***. *** updated to note that enrollee has an ***.
b. Quality/Accuracy Service Levels
(i) *** of all *** are fulfilled. *** submitted to *** result in a *** to Enrollee).
4.	Claim Readiness Service Levels
a. Timeliness Service Levels
(i) Sending ***: *** will be sent to *** of the ***.
(ii) ***: *** of *** updates from the *** will be processed and sent to *** within ***.
(iii) ***: *** from files sent to *** issues *** during the *** caused by NationsHealth will be resolved by NationsHealth within ***.
b. Quality/Accuracy Service Levels
(i) ***: *** of all eligibility records from NationsHealth to *** due to *** caused by NationsHealth. A *** of no less than *** of the *** will be performed by NationsHealth. During open enrollment, NationsHealth shall have *** from the ***. *** and ***.
(ii) ***: *** of approved Enrollees have the ***: ***. *** of no less than *** will be performed by NationsHealth. During open enrollment, NationsHealth shall have *** from the ***. *** and ***.

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5.	Billing Service Levels
a. Timeliness Service Levels
(i) ***:
•	*** of enrollees who ***, excluding *** prior to August 2006, members with ***, members where a business *** has been agreed to by CIGNA, and those members ***, *** by NationsHealth on the ***.

•	*** excluding *** prior to August 2006, members with ***, members where a business *** invoice has been agreed to by CIGNA, and those members***,***.
(ii) ***: *** received at least *** prior to the end of the month, belonging to the plan and identifiable to an enrolled member, will be *** before the *** before the end of the *** with the remaining *** by the next ***.
•	***: *** all *** will be researched and resolved within *** within *** and *** within ***.

•	*** to a member or Part D adjustment will be reported to CIGNA ***.
(iii) ***: ***, excluding records with ***, will be updated before the ***month for which the *** is applicable (***before the end of the ***).
(iv) ***: NationsHealth will perform the following *** of members for whom *** has provided a complete *** with *** that meet the criteria for each step.
•	*** of members for whom *** has provided a complete *** with an *** over ***, NationsHealth will make at least ***, ***, *** within one ***.

•	Send an *** and include the *** on the next ***.

•	For *** of members for whom *** has provided a complete *** with an *** over *** NationsHealth will make at least ***, ***, *** within one ***.

•	Send an ***.

•	Submit *** documentation to CMS for all members who *** and are not *** the ***.
(v) Financial Reporting: NationsHealth will provide the following data feeds and financial reports on a ***.
•	***.

•	*** to within *** by the next ***.

•	*** and *** to the data feeds.

•	*** will be reported to CIGNA with a reason (similar to as listed in *** an estimated ***.
b. Quality/Accuracy Service Levels

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(i) ***, due to a NationsHealth error in ***, *** sent to CIGNA (i.e., no more than *** of the number of *** on the *** sent by NationsHealth fail to be *** due to a NH error in ***).
(ii) NationsHealth will *** with an *** of not more than ***. A *** of no less than *** will be performed by NationsHealth. CIGNA may ***.
(iii) ***: *** on a regular basis as outlined below and be provided by the ***. Specifically:
•	CMS Plan *** and *** will be *** by NationsHealth to the *** prior to the *** and all discrepancies will be reported to CMS with *** until resolved.

•
*** will be *** with all differences specifically identified and researched. The *** for the current ***. The remaining *** by the next ***. All *** items, not due to a ***, will be *** with *** within ***, *** within *** and *** with in ***.

6.	Call Center Service Levels
a. Timeliness Service Levels
(i) Time to Answer: ***.
(ii) Abandonment Rate: ***.
(iii) Blockage Rate: ***.
(iv) *** Block Calls: NationsHealth will not ***.
b. Quality/Accuracy Service Levels
(i) Quality: *** of calls are routed to *** for *** will be mutually agreed to by CIGNA and NationsHealth. *** will be based on a ***:
•	***

•	***

•	***

•	***

•	***
NationsHealth must score within the *** of the time.
(ii) Accuracy: Monitor and review no less than ***
C.	PENALTIES
On a monthly basis, CIGNA will determine whether the performance of ***. Each month the *** will be ***. The monthly *** and the *** within this section. In no event will the *** measurements will begin effective not later than October 1, 2006 or as shown in the ***. CIGNA will also work with NationsHealth to develop monthly *** related to NationsHealth ***. The *** set forth in this Section C will not be the exclusive remedy to which CIGNA will be entitled to seek in the event of a ***.

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Exhibit 10.2

NationsHealth ***
***
		***	***
***
***
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	***	***
	***	***
***
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	***	***
	***	***
	***	***
	***	***
***
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***
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	***	***

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NationsHealth ***
***
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***
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	***	***
	***	***
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	***	***
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***
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***
***

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***

For illustrative
purposes only:
Monthly ***	***	***
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***	***	***
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EXHIBIT 6.03
DATA
1.0 Ownership of CIGNA Data. All CIGNA Data is, or shall be, and shall remain the property of CIGNA and shall be deemed CIGNA Confidential Information. Other than as necessary for USPG’s or NationsHealth’s performance under this Agreement, without CIGNA’s approval (in its sole discretion), the CIGNA Data shall not be (a) used by USPG or NationsHealth, (b) disclosed, sold, assigned, leased or otherwise provided to third parties by USPG or NationsHealth or to other third parties or (c) commercially exploited by or on behalf of USPG or NationsHealth. USPG and NationsHealth shall not possess or assert liens or other rights in or to CIGNA Data. To the extent applicable, USPG and NationsHealth hereby irrevocably and perpetually assign, transfer and convey to CIGNA without further consideration all of its and their right, title and interest in and to the CIGNA Data. Upon request by CIGNA, and at CIGNA’s expense, USPG and/or NationsHealth shall execute and deliver any financing statements or other documents that may be necessary or desirable under any Law to preserve, or enable CIGNA to enforce, its rights hereunder with respect to the CIGNA Data
1.1 Correction of Errors. USPG and or NationsHealth shall promptly correct any errors or inaccuracies in the CIGNA Data and the reports delivered to CIGNA under this Agreement, to the extent caused by USPG or NationsHealth. If requested, and at CIGNA’s request expense, USPG and or NationsHealth shall promptly correct any other errors or inaccuracies in the CIGNA Data or such reports.
1.2 Return of Data. Upon request by CIGNA at any time during the term of this Agreement and upon expiration or termination of this Agreement (or at the end of the Termination Assistance Period if directed by CIGNA), USPG and or NationsHealth shall (a) promptly return to CIGNA, in the format and on the media requested by CIGNA, all or any part of the CIGNA Data and (b) erase or destroy all or any part of the CIGNA Data in USPG’s or NationsHealth’s possession, in each case to the extent so requested by CIGNA. Any archival tapes containing CIGNA Data shall be used by USPG or NationsHealth solely for back-up purposes.
1.3 Reconstruction. USPG and NationsHealth shall be responsible for developing and maintaining procedures for the reconstruction of lost CIGNA Data to the extent the storage of such CIGNA Data is under USPG’s or NationsHealth’s control. USPG and/or NationsHealth shall correct, at CIGNA’s request and sole discretion and at no charge to CIGNA, any destruction, loss or alteration of any CIGNA Data caused by USPG, NationsHealth, or any of their while in USPG’s possession or under USPG’s control.
1.4 Data Safeguards. USPG and NationsHealth shall establish and maintain safeguards against the destruction, loss, or alteration of CIGNA Data in the possession of USPG or NationsHealth.

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2.0 Ownership of NationsHealth Data. All NationsHealth Data is, or shall be, and shall remain the property of NationsHealth and/or USPG. Other than as necessary for CIGNA’s performance under this Agreement, the NationsHealth Data shall not, without NationsHealth’s or USPG’s approval (in their sole discretion), be (a) used by CIGNA, (b) disclosed, sold, assigned, leased or otherwise provided to third parties by CIGNA or to other third parties or (c) commercially exploited by or on behalf of CIGNA. CIGNA shall not possess or assert liens or other rights in or to NationsHealth Data. To the extent applicable, CIGNA hereby irrevocably and perpetually assigns, transfer and conveys to NationsHealth and/or USPG without further consideration all of its right, title and interest in and to the NationsHealth Data. Upon request by NationsHealth or USPG and at NationsHealth and/or USPG’s expense, CIGNA shall execute and deliver any financing statements or other documents that may be necessary or desirable under any Law to preserve, or enable NationsHealth or USPG to enforce, their rights hereunder with respect to the NationsHealth Data.
2.1 Return of Data. Upon request by NationsHealth or USPG, at any time during the term of this Agreement and upon expiration or termination of this Agreement (or at the end of the Termination Assistance Period if directed by NationsHealth or USPG), CIGNA shall (a) promptly return to NationsHealth or USPG, in the format and on the media requested by NationsHealth or USPG, all or any part of the NationsHealth Data or (b) erase or destroy all or any party of the NationsHealth Data in CIGNA’s possession, in each case to the extent to requested by NationsHealth or USPG. Any archival tapes containing NationsHealth Data shall be used by CIGNA solely for back-up purposes.
3.0 Duplicative Data Fields. The Parties agree that there may be duplicative data fields in the CIGNA Data and the NationsHealth Data.
4.0 Intellectual Property
4. 1 During the term of this Agreement, USPG and NationsHealth shall assist CIGNA or its designee, at CIGNA’s expense, in every reasonable way to secure all of CIGNA’s worldwide rights, title and interest in CIGNA Intellectual Property in any and all countries, including the disclosure to CIGNA of all pertinent information and data with respect thereto, the execution of all applications, registrations, filings, specifications, oaths, assignments, confirmation of assignments and all other instruments which CIGNA shall deem reasonably necessary or appropriate in order to apply for and obtain such rights, title and interest and in order to assign and convey to CIGNA, its successors, assigns and nominees the sole and exclusive rights, title and interests in and to CIGNA Intellectual Property. USPG and NationsHealth further agree that their obligation to execute or cause to be executed any such instrument or papers shall continue after the expiration or termination of this Agreement. If testimony or information relative to any of said matters or related to any interference or litigation is requested by CIGNA either during the term of this Agreement or following its expiration or termination, USPG and NationsHealth agree to give all information and testimony and do all things reasonably requested by CIGNA and at CIGNA’s expense. If CIGNA is unable because of USPG’ s and/or NationsHealth refusal or dissolution to secure a signature by or on behalf of USPG to apply for or to pursue any application, registration, filing or other instrument for any United States or foreign intellectual property rights covering the CIGNA Intellectual Property, then USPG hereby irrevocably designates and appoints CIGNA and its duly authorized officers

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and agents as USPG’s agent and attorney in fact, to act for and on USPG’ s and NationsHealth’s behalf and stead to execute and file any such application, registration, filing or other instrument, and to do all other lawfully permitted acts to further the prosecution and issuance of such intellectual property rights, with the same legal force and effect as if executed by USPG or NationsHealth.
4.2 During the term of this Agreement, CIGNA shall assist NationsHealth, USPG or its or their designee, at NationsHealth or USPG’s expense, in every reasonable way to secure all of NastionsHealth’s or USPG’s worldwide rights, title and interest in NationsHealth/USPG Intellectual Property in any and all countries, including the disclosure to NationsHealth or USPG of all pertinent information and data with respect thereto, the execution of all applications, registrations, filings, specifications, oaths, assignments, confirmation of assignments and all other instruments which NationsHealth or USPG shall deem reasonably necessary or appropriate in order to apply for and obtain such rights, title and interest and in order to assign and convey to NationsHealth, USPG, its or their successors, assigns and nominees the sole and exclusive rights, title and interests in and to the NationsHealth/USPG Intellectual Property. CIGNA further agree that their obligation to execute or cause to be executed any such instrument or papers shall continue after the expiration or termination of this Agreement. If testimony or information relative to any of said matters or related to any interference or litigation is requested by NationsHealth or USPG either during the term of this Agreement or following its expiration or termination, CIGNA agrees to give all information and testimony and do all things reasonably requested by NationsHealth or USPG and at NationsHealth’s or USPG’s expense. If NationsHealth or USPG is unable because of CIGNA’s refusal or dissolution to secure a signature by or on behalf of NationsHealth or USPG to apply for or to pursue any application, registration, filing or other instrument for any United States or foreign intellectual property rights covering the NationsHealth/USPG Intellectual Property, then CIGNA hereby irrevocably designates and appoints NationsHealth and USPG and their duly authorized officers and agents as CIGNA’s agent and attorney in fact, to act for and on CIGNA’s behalf and stead to execute and file any such application, registration, filing or other instrument, and to do all other lawfully permitted acts to further the prosecution and issuance of such intellectual property rights, with the same legal force and effect as if executed by CIGNA.
5.0 Continued Provision of Services
5.1 Business Continuation.. USPG and NationsHealth shall (a) within 180 days after the original Effective Date (May 4, 2005), develop a detailed disaster recovery and business continuation plan, including resource and infrastructure requirements that shall enable USPG and NationsHealth to provide the Services in accordance with this Agreement, (b) during the term of this Agreement, implement and comply with the disaster recovery and business continuation services described in this Exhibit 7.03 and the plans developed pursuant to sub-section (a) above and (c) test and successfully verify to CIGNA that the disaster recovery and business continuation plan is fully operational and capable of restoring operations so that USPG or NationsHealth is providing the Services as contemplated in this Agreement. Upon the discovery by USPG or NationsHealth of a disaster or business interruption, USPG or NationsHealth shall promptly provide CIGNA and the impacted CIGNA entities with a notice of a disaster or business interruption or otherwise affecting the provision or receipt of the Services.

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5.2 Implementation of Plan and Restoration of Services. In the event of a disaster or business interruption (including a Force Majeure Event, as defined below), USPG and NationsHealth shall implement or cause to be implemented the disaster recovery and business continuation plan. In the event USPG and NationsHealth do not implement, or cause to be implemented, the disaster recovery and business continuation plan and restore the Services in accordance with such plan as set forth in this Exhibit CIGNA may terminate this Agreement in whole or in part, for cause upon notice to USPG and NationsHealth without regard to any cure period and CIGNA may pursue any and all available rights and remedies. In the event of a disaster, USPG shall not increase its charges under this Agreement or charge any CIGNA entity usage fees in addition to the fees to be paid under this Agreement.
5.3 Force Majeure. If and to the extent that the performance by CIGNA or USPG or NationsHealth (an “Affected Party”) of any of its obligations pursuant to this Agreement, as applicable, is prevented, hindered or delayed directly by an act of God, riot, war, earthquake, acts of terrorism by public enemy, strikes, lockouts or labor disputes or any other similar cause beyond the reasonable control of such Affected Party (excluding labor disputes or strikes involving a Party’s own personnel) (each, a “Force Majeure Event”), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the Affected Party shall be excused for such hindrance, delay or non-performance, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and the Affected Party continues to use commercially diligent efforts to recommence performance whenever and to whatever extent reasonably possible without delay, including through the use of alternate sources, workaround plans or other means; provided, however, that the use of such alternate sources, workaround plans or other means shall cease, upon the cessation of the Force Majeure Event. For so long as a Force Majeure Event continues, the non-Affected Party shall, upon the Affected Party’s reasonable request cooperate with the Affected Party. The Affected Party shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. The occurrence of a Force Majeure Event does not excuse, limit or otherwise affect USPG’s obligation to provide either normal recovery procedures or any other disaster recovery services, except to the extent that such procedures or services are directly affected by such Force Majeure Event. For the avoidance of doubt but without limiting the foregoing, each party shall be deemed in breach of this Agreement for failures to perform its obligations other than failures due to Force Majeure Events.
5.4 Alternate Source. If and for so long as any Force Majeure Event prevents, or substantially hinders or delays, the performance of any critical Service for longer than the recovery period specified in the applicable disaster recovery and business continuation plan, CIGNA may procure part or all of the Services from an alternate source (after consultation with USPG) in which case CIGNA shall have no obligation to compensate USPG for the Services for time period that the Services, or part of them, are procured from an alternate source.

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EXHIBIT 11.01
SERVICING PROCEDURES
To allow CIGNA to effect a smooth transition in the provision of Services under the Strategic Agreement the following servicing procedures shall be implemented.
Source Code Escrow: NationsHealth and CIGNA will arrange for a third party escrow agent at CIGNA’s expense. NationsHealth shall place in escrow the source code of the NationsHealth- developed software programs the (“Source Code”) used by NationsHealth in connection with the performance of the Services under the Agreement (the “Software.”) Upon the occurrence of the Triggering Event (defined below), the escrow agent will release the Source Code to CIGNA upon CIGNA’s written request, at no additional cost to CIGNA. NationsHealth shall update the escrowed Source Code daily unless CIGNA specifies less frequent updates.
Back-Up Site Setup and Operation: NationsHealth agrees to replicate the PDP member servicing capabilities and member servicing database to a back-up site under CIGNA’s ownership or control. CIGNA shall procure the back-up site, and pay for all direct and indirect expenses and costs associated with the procurement, management and maintenance of the back-up site. NationsHealth and/or USPG will provide know-how, expertise, and personnel resources to assist CIGNA, without cost to CIGNA, in replicating the functionality of the member servicing capabilities and member servicing database.
Back-Up Site Testing: CIGNA shall have the right to periodically test the PDP member servicing functions operating at the back-up site to verify the site’s readiness.
Triggering Event: The Triggering Event shall be deemed to have taken place upon the occurrence of a “For Cause” termination event as described in Section 5.04(e) of the Strategic Agreement, or in the event that USPG and NationsHealth no longer offer the Services.
Servicing Transition: Upon the occurrence of the Triggering Event, CIGNA may commence production use of the backup site and perform the Part D member servicing functions without further notice to, or consultation with, NationsHealth and without electing to terminate this Strategic Agreement.
Grant of License: NationsHealth hereby grants to CIGNA, at no additional cost to CIGNA, a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use one complete copy of the Software, including the Source Code once released from escrow upon the occurrence of the Triggering Event, used by NationsHealth in connection with the performance of the Services under the Strategic Agreement to enable CIGNA to perform the Services for its own benefit as described in this Exhibit 11.01. As between NationsHealth and CIGNA, CIGNA acknowledges that the Software and Source Code are the sole and exclusive property of NationsHealth and that CIGNA has no rights in the Software and Source Code except those

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expressly granted by the Strategic Agreement. For the avoidance of doubt, the license described herein shall survive the termination of the Strategic Agreement.
Telephone Number Transitioning: Upon the occurrence of the Triggering Event CIGNA shall have the right to instruct NationsHealth to port the Part D member servicing 800 numbers to CIGNA. CIGNA shall then control the routing of these 800 numbers.
Servicing Staff Continuity: CIGNA and NationsHealth agree to allow CIGNA to employ up to 10 NationsHealth Part D member services agents to facilitate the continuous provision of the Services. These member services agents shall continue to perform Part D member services on the NationsHealth database under the direction of NationsHealth. Upon the occurrence of a Triggering Event, CIGNA may employ up to 10 other personnel of NationsHealth to facilitate the continuous provision of the Services. In such event, NationsHealth agrees to waive any applicable non-competes with respect to such personnel.

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